Registration Nos. 333-121205

811-21682

As filed with the Securities and Exchange Commission

on April 28, 2014

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Post-Effective Amendment No. 21	[X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT	[X]
COMPANY ACT OF 1940

Amendment No. 22	[X]

STERLING CAPITAL VARIABLE INSURANCE FUNDS

(Exact Name of Registrant as Specified in Charter)

434 Fayetteville Street, Fifth Floor, Raleigh, NC 27601

(Address of principal executive offices)

Registrant’s telephone number, including Area Code:

(800) 228-1872

James T. Gillespie, President

Sterling Capital Variable Insurance Funds

434 Fayetteville Street, Fifth Floor, Raleigh, NC 27601

(Name and address of agent for service)

Copies of communications to:

Thomas R. Hiller, Esquire

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02119

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

Title of Securities Being Registered: Shares of Sterling Capital Equity Income VIF, Sterling Capital Special Opportunities VIF and Sterling Capital Total Return Bond VIF.

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2014 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)

[ ] on May 1, 2014 pursuant to paragraph (a)(i)

[ ] 75 days after filing pursuant to paragraph (a)(ii)

[ ] on [ ] pursuant to paragraph (a)(ii)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for

     post-effective amendment No.      filed on [date].

STERLING CAPITAL EQUITY INCOME VIF (QBSEFX)

STERLING CAPITAL VARIABLE INSURANCE FUNDS

1-800-228-1872

The Sterling Capital Equity Income VIF (the “Fund”) seeks capital growth and current income.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”).

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2014.

2	Sterling Capital Equity Income VIF

Sterling Capital Equity Income VIF	3

Investment Objective

The Fund seeks capital growth and current income.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Note also that you may be charged separate account or variable insurance contract fees, wire fees or other transaction fees by participating insurance companies. The tables and example that follow do not reflect such fees. If they had been included, the fees and expenses would have been higher. Please refer to the prospectus for the insurance company separate account for information regarding such charges.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	N/A
Other Expenses	0.57%
Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses[1]	1.28%

[1]

The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. To the extent that the Fund invests in acquired funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year, and that the

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113.45% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities. The Fund invests, under normal market conditions, primarily in dividend-paying equity securities, in particular common stocks of companies with a history of increasing dividend rates. The Fund may also invest in U.S. traded common stocks of foreign companies, including American Depositary Receipts. As part of its investment strategy, the Fund may invest in convertible securities that offer above average current yield with participation in underlying equity performance. Because yield is a primary consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the portfolio manager believes to be their long-term investment value.

The portfolio manager may consider selling a stock owned by the Fund when the factors that induced the portfolio manager to buy the stock have changed, the portfolio manager anticipates a negative change in the company’s dividend policy, or to reduce the Fund’s position in a particular stock if the stock represents a disproportionately large position within the Fund’s portfolio.

4	Sterling Capital Equity Income VIF

In addition, the Fund may engage in writing covered call options on securities to generate income from premiums received in connection with the option. A call option gives the buyer the right to buy, and obligates the option seller to sell a security at a specified price. Generally, a written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration. When the Fund writes a covered call option on a security, the Fund limits its opportunity to profit from an increase in the market price of the security above the exercise price of the option. The Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options exceeds 50% of the fair value of its net assets.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Market Risk:  The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Interest Rate Risk:  The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally higher for longer-term bonds and lower for shorter-term bonds.

Credit Risk:  The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Income Risk:  The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Investment Style Risk:  The possibility that the market segment on which this Fund focuses — dividend paying equity securities — will underperform other kinds of investments or market averages.

Company-Specific Risk:  The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Foreign Investment Risk:  Investing in foreign securities, whether directly or indirectly in the form of ADRs or similar instruments, involves risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Counterparty Risk:  The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Options Risk:  There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract even if the contract is traded on an exchange.

Dividend Risk:  Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Management Risk:  The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.

Convertible Securities Risk:  Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Active Trading Risk:  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Sterling Capital Equity Income VIF	5

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For periods prior to May 1, 2005, fund performance information appears for the BB&T Large Cap Value Fund, a series of the Variable Insurance Funds, the predecessor fund to the Sterling Capital Equity Income VIF pursuant to a reorganization.

Fees and charges associated with variable insurance contracts are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns for years ended 12/31

Best quarter:	17.65%	09/30/09
Worst quarter:	–20.48%	12/31/08

Average Annual Total Returns

as of December 31, 2013

	1 Year	5 Years	10 Years	Since Inception
Fund	17.48%	11.36%	4.00%	(6/3/97) 4.54%

S&P 500® Index (reflects no deductions for fees expenses, or taxes)	32.39%	17.94%	7.41%	(5/31/97) 6.74%

Management

Investment Adviser

Sterling Capital Management LLC (“Sterling Capital”)

Portfolio Manager

George F. Shipp, CFA

Managing Director of Sterling Capital and

Portfolio Manager

Since May 2013

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and Sterling Capital. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Tax Information

Because the shareholders of the Fund will be insurance company separate accounts, qualified pension and retirement plans and other eligible investors, no discussion is included here as to tax consequences at the shareholder level. For information concerning federal income tax consequences to you, see the prospectus for your variable insurance contract or consult the sponsor of your pension or retirement plan.

Payments to Servicing Agents and

Other Financial Intermediaries

If you purchase the Fund through a broker-dealer, servicing agent, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, servicing agent, or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Sterling Capital Equity Income VIF

Additional Investment Strategies and Risks

Principal Strategies

The investment objective and principal investment strategies of the Fund are described under its “Investment Objective” and “Strategy, Risks and Performance” sections, earlier in this Prospectus. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities. The Fund will not change its 80% policy without providing its shareholders at least 60 days’ prior written notice. For purposes of the Fund’s 80% policy set forth above, the Fund will “look-through” investments in investment companies, such as iShares®, and will include such investments in its respective percentage totals. Under normal market conditions, the Fund primarily invests in dividend-paying equity securities, in particular common stocks of companies with a history of increasing dividend rates. The Fund may also invest in U.S. traded common stocks of foreign companies, including American Depositary Receipts (“ADRs”). As part of its investment strategy, the Fund may invest in convertible securities that offer above average current yield with participation in underlying equity performance. Because yield is a primary consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the portfolio manager believes to be their long-term investment value.

The portfolio manager may consider selling a stock owned by the Fund when the factors that induced the portfolio manager to buy the stock have changed, the portfolio manager anticipates a negative change in the company’s dividend policy, or to reduce the Fund’s position in a particular stock if the stock represents a disproportionately large position within the Fund’s portfolio.

In addition, the Fund may engage in writing covered call options on securities to generate income from premiums received in connection with the option. A call option gives the buyer the right to buy, and obligates the option seller to sell a security at a specified price. Generally, a written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration. When the Fund writes a covered call option on a security, the Fund limits its opportunity to profit from an increase in the market price of the security above the exercise price of the option. The Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options exceeds 50% of the fair value of its net assets.

Active Trading.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Temporary Defensive Measures.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. The Fund may not achieve its investment objective as a result of any such temporary defensive position. Under normal market conditions, the Fund will limit its investment in short-term obligations to 20% of the Fund’s total net assets. Such short-term obligations may include money market instruments and repurchase agreements.

Non-Principal Strategies

The Fund generally may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “3-5-10 Limitations”). Pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”), however, the Fund may own securities of any one investment company having an aggregate value in excess of 5% of the value of the Fund’s total assets and securities of all investment companies having an aggregate value in excess of 10% of the value of the Fund’s total assets, provided that certain other conditions are met. These investment companies may include shares of other investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser or distributor. Pursuant to exemptive rules under the 1940 Act, the Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.

The Fund may invest in Exchange-Traded Funds (“ETFs”), such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking

Sterling Capital Equity Income VIF	7

Stock (“NASDAQ 100s”). ETFs represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities or that hold a portfolio of stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares® are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Fund must comply with the 3-5-10 Limitations described above, except that the Fund may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

The Fund may invest in foreign securities (including securities of issuers located in emerging markets) through the purchase of ADRs or the purchase of U.S. traded equity stocks of foreign companies. However, the Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 30% of the value of its total assets.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

Principal Risks

Active Trading Risk.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Company-Specific Risk.  The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Convertible Securities Risk.  Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the security under circumstances unfavorable to the Fund. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the security under circumstances unfavorable to the Fund.

Counterparty Risk.  The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause the Fund to lose the benefit of a transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Dividend Risk.  Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investment Risk.  Risks relating to investments in foreign securities, whether directly or indirectly in the form of ADRs or similar instruments, include higher transaction costs, delayed settlements, currency controls, adverse economic developments and possible foreign controls on investment. Foreign investment risk also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

8	Sterling Capital Equity Income VIF

Income Risk.  The possibility that the Fund’s income from fixed-income securities — and thus its total return — will decline due to falling interest rates. Income risk is generally high for shorter-term bonds and low for longer term bonds, because in an environment of falling interest rates as bonds mature the Fund may be forced to invest in lower-yielding securities.

Interest Rate Risk.  The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and higher for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. Some of the Funds’ debt instruments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected). Certain factors, such as the presence of call features, also may cause a particular security invested in by the Fund to exhibit less sensitivity to changes in interest rates.

Investment Style Risk.  The risk that returns from a particular class or group of stocks (e.g., dividend paying equity securities) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better — or worse — than common stocks in general. These periods can last for as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

Management Risk.  The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.

Market Risk.  The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed-income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when a Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. The Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly if the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting

Sterling Capital Equity Income VIF	9

transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Non-Principal Risks

ETF Risk.  The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.

Investment Company Risk.  Investing in another investment company or pooled vehicle, including ETFs, subjects the Fund to that company’s risks, including the risk that the investment company will not perform as expected. As a shareholder in an investment company or pooled vehicle, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. To the extent the Fund invests in other investment companies, it is exposed to the risk that the other investment companies or pooled vehicles do not perform as expected.

Please see the Fund’s Statement of Additional Information (“SAI”) for more detailed information about the Fund, its investment strategies, and its risks.

Fund Management

Investment Adviser

Sterling Capital Management LLC is the investment adviser for the Fund. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation (“BB&T”). Sterling Capital manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of

December 31, 2013, Sterling Capital had approximately $45.6 billion in assets under management.

BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C. In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912.

Through its portfolio management team, Sterling Capital makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment programs.

Under an investment advisory agreement between the Sterling Capital Variable Insurance Funds (the “Trust”) and Sterling Capital, the Fund pays Sterling Capital an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of: (a) 0.70% of the Fund’s average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and Sterling Capital. For these advisory services, the Fund paid 0.59% of average net assets during the fiscal year ended December 31, 2013.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with Sterling Capital is available in the Fund’s annual report to shareholders for the period ended December 31, 2013.

Portfolio Manager

George F. Shipp, CFA has been primarily responsible for the management of the Fund since May 2013. Mr. Shipp is a Managing Director of Sterling Capital since January 2013. He was previously a Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, LLC (“Scott & Stringfellow”) (a wholly owned subsidiary of BB&T Corporation) and Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Prior to joining Sterling Capital, Mr. Shipp was with Scott & Stringfellow since 1982.

Additional information regarding the Portfolio Manager’s compensation, other accounts managed by

10	Sterling Capital Equity Income VIF

the Portfolio Manager, and the Portfolio Manager’s ownership of shares in the Fund is available in the SAI.

Administrator

Sterling Capital Management LLC (the “Administrator”), 434 Fayetteville Street, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator.

The SAI has more detailed information about the Fund’s Adviser and other service providers.

Pricing of Fund Shares

The per share net asset value (“NAV”) for the Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open. Days on which the NYSE is closed include the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day to correspond to the market closing time.

Your order for purchase, sale or exchange of shares is priced at the next NAV per share calculated after your order is received. This is what is known as the offering price. Purchase, sale or exchange orders received by the Fund prior to the close of regular trading on the NYSE will receive that day’s offering price. In addition, purchase orders received after the close of regular trading on the NYSE from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before the close of regular trading on the NYSE. Likewise, redemption and exchange orders received after the close of regular trading on the NYSE from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed or exchanged at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before the close of regular trading on the NYSE. Purchase, sale or exchange orders received by the Fund or a processing organization after the close of regular trading on the NYSE will receive the NAV per share next determined on the following day that the Fund is open for business.

The Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, prices will be based on fair value as determined by Sterling Capital Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by the Trust’s Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Fair Value Pricing Policies.”

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of the Fund’s NAV price than other valuation methods, such as using market quotations.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

Sterling Capital Equity Income VIF	11

Purchasing and Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and Sterling Capital. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the NAV based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund or its agent reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund’s shares, in whole or in part. Transactions in shares of the Fund will be effected only on a business day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it calculates its NAV. A shareholder may incur brokerage costs in converting such securities to cash.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) the SEC has determined that an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Shareholder Servicing Arrangements — Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund’s shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements,” are payments over and above the service fees paid by the Fund, which are described below. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares or the amount that the Fund will receive for the sale of Fund shares.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund’s average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services (“Servicing Agent”) may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund, but is under no obligation to do so.

12	Sterling Capital Equity Income VIF

Market Timing/Short-Term Trading

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor the omnibus accounts for market timing activities and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless otherwise requested by the insurance company issuing the variable insurance contract, the pension or retirement plan or other eligible investor. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.

Taxation

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund. Please consult your tax adviser regarding your specific questions about federal, state, local or other tax laws applicable to you. The Fund intends to elect and to qualify to be taxed as a “regulated investment company” (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a RIC and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes in a timely manner to its shareholders.

An insurance company separate account that funds variable insurance contracts can “look through” a qualifying RIC to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements applicable to RICs and those specific to separate accounts that fund variable insurance contracts. Generally, tax rules require an insurance company separate account to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Fund were to fail to meet these diversification requirements or otherwise fail to qualify as a RIC, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become

Sterling Capital Equity Income VIF	13

currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. In addition, if the Fund were to fail to qualify as a RIC for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates. Other adverse tax consequences could also ensue.

In addition, if holders of variable insurance contracts were to be treated as having an impermissible level of control of the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code would no longer be available in respect of those contracts. Please see the Fund’s SAI for further discussion.

Because the shareholders of the Fund will be separate accounts (and certain other investors), no discussion is included here as to tax consequences to other types of shareholders. Further, this discussion is not intended as a discussion of the federal income tax consequences of purchasing and owning variable insurance contracts or of participating in a pension or retirement plan. For information concerning the federal income tax consequences to purchasers of variable insurance contracts or to retirement plan participants, see the prospectus for the relevant variable insurance contract or consult the plan sponsor. See the SAI for additional tax information.

The discussion above is based on the assumption that the shares of the Fund will be respected as owned by the insurance company separate accounts funded by the Fund. If this is not the case, the person(s) determined to own such shares will be currently taxed on Fund distributions and redemption proceeds.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

14	Sterling Capital Equity Income VIF

Financial Highlights

The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2013. Certain information reflects financial results of a single share. “Total Return” represents how much an investment in the Fund would have earned (or lost) during each year. This information has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any variable insurance contract for which the Fund is an investment option. If such charges and fees had been included, the returns shown would be lower. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$9.05	$7.98	$8.41	$7.61	$6.49

Investment Activities:
Net investment income(a)	0.13	0.09	0.09	0.09	0.07
Net realized/unrealized gains (losses) on investments	1.44	1.07	(0.43)	0.81	1.12

Total from Investment Activities	1.57	1.16	(0.34)	0.90	1.19

Distributions:
Net investment income	(0.12)	(0.09)	(0.09)	(0.10)	(0.07)
Net realized gains on investments	—	—	—	—	—

Total Distributions	(0.12)	(0.09)	(0.09)	(0.10)	(0.07)

Net Asset Value, End of Year	$10.50	$9.05	$7.98	$8.41	$7.61

Total Return(b)	17.48%	14.53%	(4.04)%	11.93%	18.50%
Ratios/Supplemental Data:
Net assets, End of Year (000)	$17,326	$17,805	$21,284	$28,318	$32,124
Ratio of net expenses to average net assets	1.16%	1.06%	0.97%	0.94%	1.00%
Ratio of net investment income to average net assets	1.32%	1.04%	1.11%	1.22%	1.01%
Ratio of expenses to average net assets*	1.27%	1.22%	1.21%	1.21%	1.24%
Portfolio turnover rate	113.45%	64.31%	69.66%	63.34%	137.52%

*	During the periods certain fees were voluntarily waived. If such reductions had not occurred, the ratios would have been as indicated.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Total return ratios assume reinvestment of distributions at net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

Annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the Reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. The Fund does not maintain a Web site. However, you may obtain free copies of the Reports and the SAI by contacting us at:

Sterling Capital Variable Insurance Funds

P.O. Box 9762

Providence, RI 02940-9762

Telephone: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the SEC. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov.

•	Free from the EDGAR database on the SEC’s Web site at http://www.sec.gov.

Investment Company Act file no. 811-21682.

STERLING CAPITAL SPECIAL OPPORTUNITIES VIF (QBSOEX)

STERLING CAPITAL VARIABLE INSURANCE FUNDS

1-800-228-1872

The Sterling Capital Special Opportunities VIF (the “Fund”) seeks long-term capital appreciation.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”).

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2014.

2	Sterling Capital Special Opportunities VIF

Sterling Capital Special Opportunities VIF	3

Investment Objective

The Fund seeks long-term capital appreciation.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Note also that you may be charged separate account or variable insurance contract fees, wire fees or other transaction fees by participating insurance companies. The tables and example that follow do not reflect such fees. If they had been included, the fees and expenses would have been higher. Please refer to the prospectus for the insurance company separate account for information regarding such charges.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	N/A
Other Expenses	0.55%

Total Annual Fund Operating Expenses	1.30%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.33% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities. The securities may include common stock, preferred stock, and American Depositary Receipts (“ADRs”). The Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies, including ADRs. The Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies.

The portfolio manager looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing individual stocks, the portfolio manager then uses a quantitative process to examine the value, growth and momentum characteristics of a particular issuer.

The portfolio manager may consider selling a stock owned by the Fund when the factors that induced the portfolio manager to buy the stock have changed, the company faces earnings growth risk or has issued substantial new debt, or to reduce the Fund’s position in a particular stock if the stock represents a disproportionately large position within the Fund’s portfolio.

In addition, the Fund may engage in writing covered call options on securities to generate income from premiums received in connection with the option. A call option gives the buyer the right to buy, and obligates the option seller to sell a security at a specified price. Generally, a written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration. When the Fund writes a covered call option on a security, the Fund limits its opportunity to profit from an

4	Sterling Capital Special Opportunities VIF

increase in the market price of the security above the exercise price of the option. The Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options exceeds 50% of the fair value of its net assets.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Market Risk:  The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Interest Rate Risk:  The possibility that the value of the Fund’s investments in debt instruments will decline due to an increase in interest rates. Interest rate risk is generally higher for longer-term debt instruments and lower for shorter-term debt instruments.

Investment Style Risk:  The possibility that the market segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small-cap; could underperform other kinds of investments or market averages that include style-focused investments.

Management Risk:  The possibility that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.

Small Company Risk:  Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, small company stocks tend to trade less frequently and in lesser quantities than those of larger firms.

Company-Specific Risk:  The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Foreign Investment Risk:  Investing in foreign securities, whether directly or indirectly in the form of ADRs or similar instruments, involves risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Counterparty Risk:  The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Options Risk:  There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange.

Preferred Stock Risk:  Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section of this Prospectus.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 and 5 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and charges associated with variable insurance contracts are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.

Sterling Capital Special Opportunities VIF	5

Annual Total Returns for years ended 12/31

Best quarter:	19.94%	06/30/09
Worst quarter:	–22.88%	12/31/08

Average Annual Total Returns

as of December 31, 2013

	1 Year	5 Years	Since Inception
Fund	26.81%	18.47%	(7/22/04) 11.60%

S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	32.39%	17.94%	(7/31/04) 7.88%

Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)[1]	33.55%	18.71%	(7/31/04) 8.43%

[1]

Returns for the Russell 3000® Index are included to show how the Fund’s performance compares with the returns of the U.S. equity markets generally. The Russell 3000® Index represents approximately 98% of the U.S. equity market and comprises the 3,000 largest companies in the United States.

Management

Investment Adviser

Sterling Capital Management LLC (“Sterling Capital”)

Portfolio Manager

George F. Shipp, CFA

Managing Director of Sterling Capital and

Portfolio Manager

Since inception

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies and Sterling Capital. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Tax Information

Because the shareholders of the Fund will be insurance company separate accounts, qualified pension and retirement plans and other eligible investors, no discussion is included here as to tax consequences at the shareholder level. For information concerning federal income tax consequences to you, see the prospectus for your variable insurance contract or consult the sponsor of your pension or retirement plan.

Payments to Servicing Agents and

Other Financial Intermediaries

If you purchase the Fund through a broker-dealer, servicing agent, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, servicing agent, or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Additional Investment Strategies and Risks

Principal Strategies

The investment objective and principal investment strategies of the Fund are described under its “Investment Objective” and “Strategy, Risks and Performance” sections, earlier in this Prospectus. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in

6	Sterling Capital Special Opportunities VIF

equity securities. The securities may include common stock, preferred stock, and American Depositary Receipts (“ADRs”). The Fund will not change its 80% policy without providing its shareholders at least 60 days’ prior written notice. For purposes of the Fund’s 80% policy set forth above, the Fund will “look-through” investments in investment companies, such as iShares®, and will include such investments in its respective percentage totals. The Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies, including ADRs. ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. The Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies. Growth stocks are stocks that the portfolio manager believes have favorable growth potential, while value stocks are stocks that the portfolio manager believes are undervalued by the market.

The Fund may invest in foreign securities (including securities of issuers located in emerging markets) through the purchase of ADRs or the purchase of U.S. traded equity stocks of foreign companies. However, the Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 30% of the value of its total assets.

The portfolio manager looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing individual stocks, the portfolio manager then uses a quantitative process to examine the value, growth and momentum characteristics of a particular issuer.

The portfolio manager may consider selling a stock owned by the Fund when the factors that induced the portfolio manager to buy the stock have changed, the company faces earnings growth risk or has issued substantial new debt, or to reduce the Fund’s position in a particular stock if the stock represents a disproportionately large position within the Fund’s portfolio.

In addition, the Fund may engage, to a significant degree, in writing covered call options to generate income from premiums received in connection with the option. A call option gives the buyer the right to buy, and obligates the option seller to sell a security at a specified price. Generally, a written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration. The Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options exceeds 50% of the fair value of its net assets.

Active Trading.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Temporary Defensive Measures.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. The Fund may not achieve its investment objective as a result of any such temporary defensive position. Under normal market conditions, the Fund will limit its investment in short-term obligations to 20% of the Fund’s total net assets. Such short-term obligations may include money market instruments and repurchase agreements.

Non-Principal Strategies

The Fund may invest in warrants and debt instruments that are convertible to common stock.

The Fund generally may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “3-5-10 Limitations”). Pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”), however, the Fund may own securities of any one investment company having an aggregate value in excess of 5% of the value of the Fund’s total assets and securities of all investment companies having an aggregate value in excess of 10% of the value of the Fund’s total assets, provided that certain other conditions are met. These investment companies may include shares of other investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser or distributor. Pursuant to exemptive rules under the 1940 Act, the Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.

The Fund may invest in Exchange-Traded Funds (“ETFs”), such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking

Sterling Capital Special Opportunities VIF	7

Stock (“NASDAQ 100s”). ETFs represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities or that hold a portfolio of stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares® are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Fund must comply with the 3-5-10 Limitations described above, except that the Fund may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

The Fund may invest in derivatives. Derivatives are instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.

The Fund may also invest in call and put options. A call option gives the buyer of the option the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer of the option the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Fund will sell and buy only covered call and secured put options.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

Principal Risks

Company-Specific Risk.  The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Counterparty Risk.  The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause the Fund to lose the benefit of a transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Foreign Investment Risk.  Risks relating to investments in foreign securities, whether directly or indirectly in the form of ADRs or similar instruments, include higher transaction costs, delayed settlements, currency controls, adverse economic developments and possible foreign controls on investment. Foreign investment risk also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

Interest Rate Risk.  The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and higher for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. Some of the Fund’s debt instruments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected). Certain factors, such as the presence of call features, also may cause a particular security invested in by the Fund, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates.

Investment Style Risk.  The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset

8	Sterling Capital Special Opportunities VIF

classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better — or worse — than common stocks in general. These periods can last for as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

Management Risk.  The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk.  The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed-income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. The

Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly if the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Small Company Risk.  Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If the Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Non-Principal Risks

Derivatives Risk.  The possibility that the Fund will suffer a loss from its use of derivatives. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Even a small investment in derivatives can have a

Sterling Capital Special Opportunities VIF	9

significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.

ETF Risk.  The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.

Investment Company Risk.  Investing in another investment company or pooled vehicle, including ETFs, subjects the Fund to that company’s risks, including the risk that the investment company will not perform as expected. As a shareholder in an investment company or pooled vehicle, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. To the extent the Fund invests in other investment companies, it is exposed to the risk that the other investment companies or pooled vehicles do not perform as expected.

Please see the Fund’s Statement of Additional Information (“SAI”) for more detailed information about the Fund, its investment strategies, and its risks.

Fund Management

Investment Adviser

Sterling Capital Management LLC is the investment adviser for the Fund. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation (“BB&T”). Sterling Capital manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of December 31, 2013, Sterling Capital had approximately $45.6 billion in assets under management.

BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C. In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912.

Under an investment advisory agreement between the Sterling Capital Variable Insurance Funds (the “Trust”) and Sterling Capital, the Fund pays Sterling Capital an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of: (a) 0.75% of the Fund’s average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and Sterling Capital. For these advisory services, the Fund paid 0.80% of average net assets during the fiscal year ended December 31, 2013.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with Sterling Capital is available in the Fund’s annual report to shareholders for the period ended December 31, 2013.

10	Sterling Capital Special Opportunities VIF

Portfolio Manager

George F. Shipp, CFA, has been the Portfolio Manager of the Fund since its inception. Mr. Shipp is a Managing Director of Sterling Capital since January 2013. He was previously Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, LLC (“Scott & Stringfellow”) (a wholly-owned subsidiary of BB&T Corporation) and Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Prior to joining Sterling Capital, Mr. Shipp was with Scott & Stringfellow since 1982.

Additional information regarding the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares in the Fund is available in the SAI.

Administrator

Sterling Capital Management LLC (the “Administrator”), 434 Fayetteville Street, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative services of the Administrator include providing office space, equipment, and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator.

The SAI has more detailed information about the Fund’s Adviser and other service providers.

Pricing of Fund Shares

The per share net asset value (“NAV”) for the Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open. Days on which the NYSE is closed include the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day to correspond to the market closing time.

Your order for purchase, sale or exchange of shares is priced at the next NAV per share calculated after your order is received. This is what is known as the offering price. Purchase, sale or exchange orders received by the Fund prior to the close of regular trading on the NYSE will receive that day’s offering price. In addition, purchase orders received after the close of regular trading on the NYSE from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before the close of regular trading on the NYSE. Likewise, redemption and exchange orders received after the close of regular trading on the NYSE from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed or exchanged at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before the close of regular trading on the NYSE. Purchase, sale or exchange orders received by the Fund or a processing organization after the close of regular trading on the NYSE will receive the NAV per share next determined on the following day that the Fund is open for business.

The Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, prices will be based on fair value as determined by Sterling Capital Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by the Trust’s Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Fair Value Pricing Policies.”

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for

Sterling Capital Special Opportunities VIF	11

the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of the Fund’s NAV price than other valuation methods, such as using market quotations.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

Purchasing and Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies and Sterling Capital. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the NAV based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund or its agent reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund’s shares, in whole or in part. Transactions in shares of the Fund will be effected only on a business day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it calculates its NAV. A shareholder may incur brokerage costs in converting such securities to cash.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) the SEC has determined that an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Shareholder Servicing Arrangements — Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund’s shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements,” are payments over and above the service fees paid by the Fund, which are described below. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares or the amount that the Fund will receive for the sale of Fund shares.

12	Sterling Capital Special Opportunities VIF

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund’s average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services (“Servicing Agent”) may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund, but is under no obligation to do so.

Market Timing/Short-Term Trading

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor the omnibus accounts for market timing activities and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless otherwise requested by the insurance company issuing the variable insurance contract, the pension or retirement plan or other eligible investor. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.

Taxation

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund. Please consult your tax adviser regarding your specific questions about federal, state, local or other tax laws applicable to you. The Fund intends to elect and to qualify to be taxed as a “regulated investment company” (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a RIC and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes in a timely manner to its shareholders.

An insurance company separate account that funds variable insurance contracts can “look through” a qualifying RIC to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements applicable to RICs and those specific to separate accounts that fund variable insurance contracts. Generally, tax rules require an insurance company separate account to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented

Sterling Capital Special Opportunities VIF	13

by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Fund were to fail to meet these diversification requirements or otherwise fail to qualify as a RIC, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. In addition, if the Fund were to fail to qualify as a RIC for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates. Other adverse tax consequences could also ensue.

In addition, if holders of variable insurance contracts were to be treated as having an impermissible level of control of the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code would no longer be available in respect of those contracts. Please see the Fund’s SAI for further discussion.

Because the shareholders of the Fund will be separate accounts (and certain other investors), no discussion is included here as to tax consequences to other types of shareholders. Further, this discussion is not intended as a discussion of the federal income tax consequences of purchasing and owning variable insurance contracts or of participating in a pension or retirement plan. For information concerning the federal income tax consequences to purchasers of variable insurance contracts or to retirement participants, see the prospectus for the relevant variable insurance contract. See the SAI for additional tax information.

The discussion above is based on the assumption that the shares of the Fund will be respected as owned by the insurance company separate accounts funded by the Fund. If this is not the case, the person(s) determined to own such shares will be currently taxed on Fund distributions and redemption proceeds.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

14	Sterling Capital Special Opportunities VIF

Financial Highlights

The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2013. Certain information reflects financial results of a single share. “Total Return” represents how much an investment in the Fund would have earned (or lost) during each year. This information has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any variable insurance contract for which the Fund is an investment option. If such charges and fees had been included, the returns shown would be lower. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$16.78	$15.36		$16.60	$14.29	$10.27

Investment Activities:
Net investment income (loss)(a)	0.02	0.06	(c)	(0.01)	(0.04)	(0.03)
Net realized/unrealized gains (losses) on investments	4.33	2.13		(0.61)	2.36	4.47

Total from Investment Activities	4.35	2.19		(0.62)	2.32	4.44

Distributions:
Net investment income	(0.01)	(0.05)		—	(0.01)	—
Net realized gains on investments	(2.28)	(0.72)		(0.62)	—	(0.42)

Total Distributions	(2.29)	(0.77)		(0.62)	(0.01)	(0.42)

Net Asset Value, End of Year	$18.84	$16.78		$15.36	$16.60	$14.29

Total Return(b)	26.81%	14.33%		(3.53)%	16.24%	43.53%
Ratios/Supplemental Data:
Net Assets, End of Year (000)	$29,654	$30,929		$35,567	$43,344	$40,162
Ratio of net expenses to average net assets	1.34%	1.28%		1.25%	1.24%	1.26%
Ratio of net investment income (loss) to average net assets	0.12%	0.34	%(c)	(0.05)%	(0.28)%	(0.28)%
Ratio of expenses to average net assets*	1.35%	1.28%		1.25%	1.27%	1.29%
Portfolio turnover rate	36.33%	18.13%		26.68%	39.24%	32.57%

*	During the periods certain fees were voluntarily waived. If such reductions had not occurred, the ratios would have been as indicated.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Total return ratios assume reinvestment of distributions at net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

(c)

For the year ended December 31, 2012, net investment income per share reflects a special dividend which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.25% per share.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

Annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the Reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. The Fund does not maintain a Web site. However, you may obtain free copies of the Reports and the SAI by contacting us at:

Sterling Capital Variable Insurance Funds

P.O. Box 9762

Providence, RI 02940-9762

Telephone: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the SEC. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov.

•	Free from the EDGAR database on the SEC’s Web site at http://www.sec.gov.

Investment Company Act file no. 811-21682.

STERLING CAPITAL TOTAL RETURN BOND VIF (QBTRBX)

STERLING CAPITAL VARIABLE INSURANCE FUNDS

1-800-228-1872

The Sterling Capital Total Return Bond VIF (the “Fund”) seeks a high level of current income and a competitive total return.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”).

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2014.

2	Sterling Capital Total Return Bond VIF

Sterling Capital Total Return Bond VIF	3

Investment Objective

The Fund seeks a high level of current income and a competitive total return.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Note also that you may be charged separate account or variable insurance contract fees, wire fees or other transaction fees by participating insurance companies. The tables and example that follow do not reflect such fees. If they had been included, the fees and expenses would have been higher. Please refer to the prospectus for the insurance company separate account for information regarding such charges.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	N/A
Other Expenses	0.79%

Total Annual Fund Operating Expenses	1.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114.13% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

The Fund seeks above-average total return through any combination of current income and capital appreciation. To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities and collateralized mortgage obligations, municipal securities, and convertible securities. The Fund also may invest in U.S. dollar-denominated foreign and emerging market securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), or are determined by the portfolio manager to be of comparable quality) corporate bonds. Up to 25% of the Fund’s total assets may be invested in either, or a combination of, (i) bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds and/or (ii) non-dollar denominated foreign and emerging market bonds.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The portfolio manager focuses on macro trends in the economy to establish a duration target that reflects the outlook for the future direction of interest rates. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and future interest rate expectations are considered. Sector weightings are driven by a combination of the portfolio manager’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager

4	Sterling Capital Total Return Bond VIF

then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements, prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The portfolio manager may consider selling a security owned by the Fund to reduce exposure to a particular sector, if the portfolio manager sees a deterioration in the underlying fundamentals of an issuer or if the actions of the issuer violate the investment thesis of owning the security, when the portfolio manager finds other attractive securities that the portfolio manager believes are less expensive and offer relatively greater income or growth potential, and in response to macro level adjustments to duration and yield curve contributions.

The Fund may invest in certain types of derivative instruments for hedging and investment purposes. Although the Fund may invest in derivatives of any kind, the Fund currently expects to invest in futures contracts and forward foreign currency contracts to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures, and credit default swaps and interest rate swaps to gain indirect exposure to interest rates, issuers, or currencies, or to hedge against portfolio exposures.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Interest Rate Risk:  The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally higher for longer-term bonds and lower for shorter-term bonds.

Credit Risk:  The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Income Risk:  The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counterparty Risk:  The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Liquidity Risk:  The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Estimated Maturity Risk:  The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment/Call Risk:  When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.

High-Yield/High-Risk Debt Securities:  High-yield/high-risk (“junk”) debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

U.S. Government Securities Risk:  The Fund invests in securities issued or guaranteed by the U.S government or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Sterling Capital Total Return Bond VIF	5

Foreign Currency Transaction Risk:  Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar.

Foreign Investment Risk:  Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Derivatives Risk:  The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.

Management Risk:  The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Convertible Securities Risk:  Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Active Trading Risk:  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 and 5 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and charges associated with variable insurance contracts are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns for years ended 12/31

Best quarter:	5.22%	09/30/09
Worst quarter:	–2.92%	06/30/13

6	Sterling Capital Total Return Bond VIF

Average Annual Total Returns

as of December 31, 2013

	1 Year	5 Years	Since Inception
Fund	–1.56%	5.32%	(7/22/04) 4.65%

Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	–2.02%	4.44%	(7/31/04) 4.71%

Management

Investment Adviser

Sterling Capital Management LLC (“Sterling Capital”)

Portfolio Managers

Mark Montgomery, CFA

Managing Director of Sterling Capital and Senior Fixed Income

Portfolio Manager

Since January 2008

Richard T. LaCoff

Managing Director of Sterling Capital and Senior Fixed Income

Portfolio Manager

Since February 2011

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and Sterling Capital. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Tax Information

Because the shareholders of the Fund will be insurance company separate accounts, qualified pension and retirement plans and other eligible investors, no discussion is included here as to tax consequences at the shareholder level. For information concerning federal income tax consequences to you, see the prospectus for your variable insurance contract or consult the sponsor of your pension or retirement plan.

Payments to Servicing Agents and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer, servicing agent, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, servicing agent, or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Additional Investment Strategies and Risks

Principal Strategies

The investment objective and principal investment strategies of the Fund are described under its “Investment Objective” and “Strategy, Risks and Performance” sections, earlier in this Prospectus. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

The Fund seeks above-average total return through any combination of current income and capital appreciation. To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities and collateralized mortgage obligations, municipal securities, and convertible securities. The Fund will not change its 80% policy without providing its shareholders at least 60 days’ prior written notice. For purposes of the Fund’s 80% policy set forth above, the Fund will “look-through” investments in investment companies, such as iShares®, and will include such investments in its respective percentage totals. The Fund also may invest in U.S. dollar-denominated foreign and emerging market securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in investment grade (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality) corporate bonds. Up to 25% of the Fund’s total assets may be invested in either, or a combination of, (i) bonds that are below investment grade, which are commonly referred to as

Sterling Capital Total Return Bond VIF	7

“high yield” or “junk” bonds and/or (ii) non-dollar denominated foreign and emerging market bonds.

Mortgage-related securities purchased by the Fund will be either (i) issued by U.S. government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase, or, if not rated, of comparable quality as determined by the Adviser. The Fund may invest in mortgage-backed investments that include exposure to so-called “sub-prime” mortgages.

Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund’s weighted average portfolio maturity, the effective maturity of these securities will be used.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The portfolio manager focuses on macro trends in the economy to establish a duration target that reflects the outlook for the future direction of interest rates. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and future interest rate expectations are considered. Sector weightings are driven by a combination of the portfolio manager’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements, prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The portfolio manager may consider selling a security owned by the Fund to reduce exposure to a particular sector, if the portfolio manager sees a deterioration in the underlying fundamentals of an issuer or if the actions of the issuer violate the investment thesis of owning the security, when the portfolio manager finds other attractive securities that the portfolio manager believes are less expensive and offer relatively greater income or growth potential, and in response to macro level adjustments to duration and yield curve contributions.

The Fund may invest in certain types of derivative instruments for hedging and investment purposes. Although the Fund may invest in derivatives of any kind, the Fund currently expects to invest in futures contracts and forward foreign currency contracts to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures, and credit default swaps and interest rate swaps to gain indirect exposure to interest rates, issuers, or currencies, or to hedge against portfolio exposures.

Active Trading.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Temporary Defensive Measures.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. The Fund may not achieve its investment objective as a result of any such temporary defensive position. Such short-term obligations may include money market instruments and repurchase agreements.

Non-Principal Strategies

The Fund may invest in short-term obligations.

The Fund may invest in municipal securities, which are securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations. There are two general types of municipal bonds: general-obligations bonds, which are secured by the taxing power of the issuer, and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (“COPs”); utility and sales tax revenues; tax

8	Sterling Capital Total Return Bond VIF

increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

The Fund generally may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “3-5-10 Limitations”). Pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”), however, the Fund may own securities of any one investment company having an aggregate value in excess of 5% of the value of the Fund’s total assets and securities of all investment companies having an aggregate value in excess of 10% of the value of the Fund’s total assets, provided that certain other conditions are met. These investment companies may include shares of other investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser or distributor. Pursuant to exemptive rules under the 1940 Act, the Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.

The Fund may invest in Exchange-Traded Funds (“ETFs”), such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”). ETFs represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities designed to track the price, performance, and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares® are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Fund must comply with the 3-5-10 Limitations described above, except that the Fund may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in

“Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

Principal Risks

Active Trading Risk.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Convertible Securities Risk.  Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the security under circumstances unfavorable to the Fund. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the security under circumstances unfavorable to the Fund.

Counterparty Risk.  The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause the Fund to lose the benefit of a transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Derivatives Risk.  The possibility that the Fund will suffer a loss from its use of derivatives. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Even a small investment in derivatives can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange

Sterling Capital Total Return Bond VIF	9

rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.

Estimated Maturity Risk.  The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Foreign Currency Transaction Risk.  Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Foreign Investment Risk.  Risks relating to investments in foreign securities include higher transaction costs, delayed settlements, currency controls, adverse economic developments and possible foreign controls on investment. Foreign investment risk also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

High-Yield/High-Risk Debt Securities.  High-yield/high-risk (“junk”) debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Income Risk.  The possibility that the Fund’s income from fixed-income securities — and thus its total return — will decline due to falling interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds, because in an environment of falling interest rates as bonds mature the Fund may be forced to invest in lower-yielding securities.

Interest Rate Risk.  The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and higher for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Liquidity Risk.  Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk.  The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.

Mortgage-Backed and Asset-Backed Securities Risk. A Fund may invest in mortgage-backed or mortgage-related securities, which may involve exposure to so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks, which are described below. Mortgage-backed and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities

10	Sterling Capital Total Return Bond VIF

may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. Mortgage-backed securities are also subject to pre-payment risk. Due to their often complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. The value of mortgage-backed and asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Prepayment/Call Risk.  The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” — or repay — higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, the Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income — and the potential for taxable capital gains. Further, with early prepayment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

U.S. Government Securities Risk.  The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S.

government, and so involve greater risk than investments in other types of U.S. Government Securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

Non-Principal Risks

Credit Enhancement Risk.  The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit-enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

ETF Risk.  The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.

Investment Company Risk.  Investing in another investment company or pooled vehicle, including ETFs, subjects the Fund to that company’s risks, including the risk that the investment company will not perform as expected. As a shareholder in an investment company or pooled vehicle, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. To the extent the Fund invests in other investment companies, it is exposed to the risk that the other investment companies or pooled vehicles do not perform as expected.

Please see the SAI for more detailed information about the Fund, its investment strategies, and its risks.

Sterling Capital Total Return Bond VIF	11

Fund Management

Investment Adviser

Sterling Capital Management LLC is the investment adviser for the Fund. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation (“BB&T”). Sterling Capital manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of December 31, 2013, Sterling Capital had approximately $45.6 billion in assets under management.

BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C. In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912.

Through its portfolio management team, Sterling Capital makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment programs.

Under an investment advisory agreement between the Sterling Capital Variable Insurance Funds (the “Trust”) and Sterling Capital, the Fund pays Sterling Capital an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of: (a) 0.50% of the Fund’s average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and Sterling Capital. For these advisory services, the Fund paid 0.44% of average net assets during the fiscal year ended December 31, 2013.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with Sterling Capital is available in the Fund’s annual report to shareholders for the period ended December 31, 2013.

Portfolio Managers

Mark Montgomery, CFA, has been Co-Portfolio Manager of the Sterling Capital Total Return Bond VIF since January 2008. Mr. Montgomery is a Managing Director. Mr. Montgomery joined Sterling Capital in 1997 and is a Senior Fixed Income Portfolio Manager and head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. Prior to joining Sterling Capital, he worked at The Vanguard Group for seven years working on their long-term and high-yield municipal portfolio management team. Mr. Montgomery is a graduate of West Chester University where he received his B.S. in Marketing and holds a minor in Public Administration. He received his M.B.A. from Drexel University with a concentration in investment management. He is a CFA charterholder.

Richard T. LaCoff has been Co-Portfolio manager of the Sterling Capital Total Return Bond VIF since February 2011. Mr. LaCoff is a Managing Director. Mr. LaCoff joined Sterling Capital in 2007 and is a Senior Fixed Income Portfolio manager and head of Sterling Capital’s Fixed Income Trading and Analytics. He has investment experience since 1991. Prior to joining Sterling Capital, he worked for RiverSource Investments as a Senior Portfolio Manager overseeing more than $12 billion in tax-exempt assets. He developed domestic as well as international fixed income experience during his nine-year tenure with Payden & Rygel Investment Counsel. During that time he held a number of positions that included Global Bond Strategist, Head of Global Non-Dollar Investment Grade Credit Strategy, and Head of Municipal Bond Strategy and Trading. He held the former two positions while living in London where he established Payden & Rygel’s overseas trading operation. Additionally, he worked at The Vanguard Group as a member of their fixed income portfolio management team. Mr. LaCoff is a magna cum laude graduate of Villanova University where he received his B.S. in Business Administration and holds an M.S. in Finance from Drexel University.

Additional information regarding the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund is available in the Fund’s SAI.

Administrator

Sterling Capital Management LLC (the “Administrator”), 434 Fayetteville Street, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator.

12	Sterling Capital Total Return Bond VIF

The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator.

The SAI has more detailed information about the Fund’s Adviser and other service providers.

Pricing of Fund Shares

The per share net asset value (“NAV”) for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time on days the NYSE is open. Days on which the NYSE is closed include the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day to correspond to the market closing time.

Your order for purchase, sale or exchange of shares is priced at the next NAV per share calculated after your order is received. This is what is known as the offering price. Purchase, sale or exchange orders received by the Fund prior to the close of regular trading on the NYSE will receive that day’s offering price. In addition, purchase orders received after the close of regular trading on the NYSE from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before the close of regular trading on the NYSE. Likewise, redemption and exchange orders received after the close of regular trading on the NYSE from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed or exchanged at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before the close of regular trading on the NYSE. Purchase, sale or exchange orders received by the Fund or a processing organization after the close of regular trading on the NYSE will receive the NAV per share next determined on the following day that the Fund is open for business.

The Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, prices will be based on fair value as determined by Sterling Capital Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by the Trust’s Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Fair Value Pricing Policies.”

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of the Fund’s NAV price than other valuation methods, such as using market quotations.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

Purchasing and Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain

Sterling Capital Total Return Bond VIF	13

insurance companies, and Sterling Capital. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the NAV based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund or its agent reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund’s shares, in whole or in part. Transactions in shares of the Fund will be effected only on a business day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it calculates its NAV. A shareholder may incur brokerage costs in converting such securities to cash.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) the SEC has determined that an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Shareholder Servicing Arrangements — Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund’s shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements,” are payments over and above the service fees paid by the Fund, which are described below. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares or the amount that the Fund will receive for the sale of Fund shares.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund’s average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services (“Servicing Agent”) may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund, but is under no obligation to do so.

Market Timing/Short-Term Trading

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and

14	Sterling Capital Total Return Bond VIF

increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor the omnibus accounts for market timing activities and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless otherwise requested by the insurance company issuing the variable insurance contract, the pension or retirement plan or other eligible investor. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared daily and paid monthly.

Taxation

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund. Please consult your tax adviser regarding your specific questions about federal, state, local or other tax laws applicable to you. The Fund intends to elect and to qualify to be taxed as a “regulated investment company” (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a RIC and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes in a timely manner to its shareholders.

An insurance company separate account that funds variable insurance contracts can “look through” a qualifying RIC to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements applicable to RICs and those specific to separate accounts that fund variable insurance contracts. Generally, tax rules require an insurance company separate account to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Fund were to fail to meet these diversification requirements or otherwise fail to qualify as a RIC, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. In addition, if the Fund were to fail to qualify as a RIC for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates. Other adverse tax consequences could also ensue.

In addition, if holders of variable insurance contracts were to be treated as having an impermissible level of control of the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code would no longer be available in respect of those contracts. Please see the Fund’s SAI for further discussion.

Sterling Capital Total Return Bond VIF	15

Because the shareholders of the Fund will be separate accounts (and certain other investors), no discussion is included here as to tax consequences to other types of shareholders. Further, this discussion is not intended as a discussion of the federal income tax consequences of purchasing and owning variable insurance contracts or of participating in a pension or retirement plan. For information concerning the federal income tax consequences to purchasers of variable insurance contracts or to retirement plan participants, see the prospectus for the relevant variable insurance contract or consult the plan sponsor. See the SAI for additional tax information.

The discussion above is based on the assumption that the shares of the Fund will be respected as owned by the insurance company separate accounts funded by the Fund. If this is not the case, the person(s) determined to own such shares will be currently taxed on Fund distributions and redemption proceeds.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

16	Sterling Capital Total Return Bond VIF

Financial Highlights

The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2013. Certain information reflects financial results of a single share. “Total Return” represents how much an investment in the Fund would have earned (or lost) during each year. This information has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any variable insurance contract for which the Fund is an investment option. If such charges and fees had been included, the returns shown would be lower. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.62	$10.61	$10.73	$10.37	$9.94

Investment Activities:
Net investment income(a)	0.26	0.26	0.36	0.40	0.41
Net realized/unrealized gains (losses) on investments	(0.43)	0.38	0.28	0.39	0.42

Total from Investment Activities	(0.17)	0.64	0.64	0.79	0.83

Distributions:
Net investment income	(0.33)	(0.31)	(0.39)	(0.41)	(0.40)
Net realized gains on investments	(0.35)	(0.32)	(0.37)	(0.02)	—

Total Distributions	(0.68)	(0.63)	(0.76)	(0.43)	(0.40)

Net Asset Value, End of Year	$9.77	$10.62	$10.61	$10.73	$10.37

Total Return(b)	(1.56)%	6.10%	6.10%	7.73%	8.57%
Ratios/Supplemental Data:
Net Assets, End of Year (000)	$13,368	$17,449	$19,478	$21,397	$22,062
Ratio of net expenses to average net assets	1.23%	1.16%	1.07%	1.07%	0.94%
Ratio of net investment income to average net assets	2.57%	2.39%	3.32%	3.70%	4.09%
Ratio of expenses to average net assets*	1.29%	1.20%	1.17%	1.20%	1.24%
Portfolio turnover rate	114.13%	144.71%	131.16%	140.32%	109.12%

*	During the periods certain fees were voluntarily waived. If such reductions had not occurred, the ratios would have been as indicated.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Total return ratios assume reinvestment of distributions at net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

Annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the Reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. The Fund does not maintain a Web site. However, you may obtain free copies of the Reports and the SAI by contacting us at:

Sterling Capital Variable Insurance Funds

P.O. Box 9762

Providence, RI 02940-9762

Telephone: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the SEC. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov.

•	Free from the EDGAR database on the SEC’s Web site at http://www.sec.gov.

Investment Company Act file no. 811-21682.

STERLING CAPITAL VARIABLE INSURANCE FUNDS

1-800-228-1872

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

This Statement of Additional Information (“SAI”) describes three diversified investment portfolios of Sterling Capital Variable Insurance Funds, a Massachusetts business trust (the “Trust”). The funds are the:

–	Sterling Capital Equity Income VIF (QBSEFX)

–	Sterling Capital Special Opportunities VIF (QBSOEX)

–	Sterling Capital Total Return Bond VIF (QBTRBX) (collectively, the “Funds”).

The Trust offers an indefinite number of transferable units of interest (“Shares”) of each Fund. Shares of the Funds may be sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts (“Variable Contracts”) issued by the insurance companies. Shares of the Funds also may be sold to qualified pension and retirement plans, certain insurance companies, and the investment adviser or administrator of the Funds. The Separate Accounts invest in Shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”).

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus of the Funds, dated May 1, 2014, as supplemented from time to time. This SAI contains more detailed information than that set forth in Prospectuses and should be read in conjunction with the Prospectuses. This SAI is incorporated by reference in its entirety into the Prospectuses. The audited financial statements, including the notes thereto, and the related report of the independent registered public accounting firm in the Fund’s Annual Report for the fiscal year ended December 31, 2013 are incorporated by reference into this SAI. Copies of this SAI the Prospectuses and Annual Report may be obtained by writing the Trust at P.O. Box 9762, Providence, Rhode Island 02940-9762, or by telephoning the toll free number set forth above.

The Prospectuses of the Funds and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this SAI.

STERLING CAPITAL VARIABLE INSURANCE FUNDS

The Trust is an open-end management investment company which currently offers multiple separate portfolios, each with different investment objectives. This SAI contains information about the following three diversified Funds that are advised by Sterling Capital Management LLC (“Sterling Capital” or “Adviser”): the Sterling Capital Equity Income VIF (the “Equity Income VIF”), the Sterling Capital Special Opportunities VIF (the “Special Opportunities VIF”), and the Sterling Capital Total Return Bond VIF (the “Total Return Bond VIF”). The Equity Income VIF and Special Opportunities VIF are referred to herein as the “Stock Funds.”

Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses of the Funds described above. Capitalized terms not defined herein are defined in such Prospectuses. No investment in a Fund should be made without first reading the Fund’s Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Certain Funds have non-fundamental investment policies obligating such a Fund to commit, under normal circumstances, at least 80% of its assets to particular types of investments suggested by the Fund’s name. For purposes of such an investment policy, “assets” includes the Fund’s net assets, as well as any amounts borrowed for investment purposes. The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectus (to the extent not inconsistent with a Fund’s investment objective and strategy and the Investment Company Act of 1940, as amended (the “1940 Act”)).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The Funds’ Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest (to the extent not inconsistent with a Fund’s investment objective and strategy and the 1940 Act), the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

The Appendix to this SAI identifies nationally recognized statistical ratings organizations (“NRSROs”) that may be used by Sterling Capital with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

AUCTION RATE SECURITIES. The Funds may invest in securities issued by government agencies and sold through an auction process.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.

While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

An issuer’s obligations under its auction rate securities are subject to provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its auction rate securities may be materially, adversely affected by litigation or other conditions.

EQUITY SECURITIES. Each of the Stock Funds and, to the extent consistent with its investment objective and policies, the Total Return Bond VIF may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions and political, economic, and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

The Stock Funds may also invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

CREDIT ENHANCEMENT. The Total Return Bond VIF may purchase securities subject to credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. The credit enhancer has greater financial resources and liquidity than the issuer. However, there can be no assurance that the company supplying the credit enhancement can meet all its obligations under these arrangements.

Common types of credit enhancement include guarantees, letters of credit, bond insurance, and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holder. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

ZERO COUPON SECURITIES. The Funds may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements. There are many forms of zero coupon securities. Some are issued as a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest-bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

INSURANCE CONTRACTS. The Stock Funds may purchase insurance contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Funds treat these contracts as fixed income securities.

The Funds may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Funds make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as LIBOR).

BANKERS’ ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Funds may invest in bankers’ acceptances, certificates of deposit, and demand and time deposits. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).

COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return, Tax-exempt commercial paper is commercial paper of a tax-exempt issuer with a maturity of less than nine months.

Commercial paper purchasable by the Funds includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Funds through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which each Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the credit criteria used by Sterling Capital for commercial paper. Sterling Capital will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of “high quality,” a Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.

FOREIGN INVESTMENT. The Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit (“ECDs”) which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit (“Yankee CDs”) which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in

U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETD’s”) which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits (“CTD’s”) which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. The Funds may invest in foreign commercial paper, including Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Total Return Bond VIF and the Equity Income VIF may also invest in debt obligations of foreign issuers denominated in foreign currencies. The Funds may invest in stocks, bonds and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

The Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and securities purchased on foreign securities exchanges.

ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. ADRs, EDRs, and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs an issuer has made arrangements to have its securities traded in the form of ADRs, EDRs, or GDRs. Unsponsored ADR, EDR, and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, available information concerning the issuers may not be as current for unsponsored ADRs, EDRs, and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates. A Fund’s investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations and the adoption of other foreign governmental restrictions. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations. Special tax considerations apply to foreign securities. A Fund’s income or gains from investments in foreign securities may be subject to foreign taxes, which reduce the Fund’s return on those securities.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing, and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, the risk that custodian and brokerage costs may be higher, the risk of future adverse political and economic developments, possible seizure, currency blockage, nationalization of foreign investments, and the risk of less stringent disclosure standards. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Funds will acquire such securities only when Sterling Capital believes the benefits associated with such investments outweigh the risks.

The Total Return Bond VIF may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, China, Croatia, Cyprus, The Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Morocco, The Philippines, Poland, Romania, Russia, Serbia, Slovenia, Slovakia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine, and Zambia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political, and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and as a result it may be difficult to access the value or prospects of an investment in such issuers.

Costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source, and additional costs arising from delays in settlements of transactions involving foreign securities.

REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the FDIC with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which Sterling Capital deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and Sterling Capital will monitor the collateral’s value to ensure that it equals or exceeds the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. Securities subject to repurchase agreements will be held in a segregated account by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. In connection with entering into a reverse repurchase agreement or dollar roll agreement, a Fund will earmark and reserve on the custodian’s or the Fund’s records liquid assets in an amount sufficient to cover the Fund’s obligations under the agreement, in accordance with procedures adopted by the Fund’s Board of Trustees.

Reverse repurchase agreements and dollar roll agreements involve risks, such that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

U.S. GOVERNMENT SECURITIES. The Funds may invest in bills, notes and bonds issued or guaranteed by the U.S. Treasury and in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such securities may include those which are supported by the full faith and credit of the U.S. government, such as obligations of the Government National Mortgage Association and the Export-Import Bank of the United States; others which are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal National Mortgage Association; others which are supported by the discretionary authority of the U.S. government to purchase the agency’s securities; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when Sterling Capital believes that the credit risk with respect thereto is minimal.

U.S. government securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. government securities.

The Funds may also invest in zero coupon U.S. government securities. These securities tend to be more volatile than other types of U.S. government Securities. For a discussion of zero coupon securities, please see “ZERO COUPON SECURITIES” above.

SWAPS. The Total Return Bond VIF may enter into swap transactions. Swap transactions may include, but are not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”). The Total Return Bond VIF may enter into swap transactions for any legal purpose consistent with the Fund’s investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. In the case of an interest rate swap, for example, the notional amount is a fixed dollar amount by reference to which each party to the swap will pay an interest rate to the other party. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments from the other swap counterparty calculated based on the same $10 million notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Total Return Bond VIF will earmark and reserve liquid assets in an amount sufficient to cover the Fund’s current obligations under its swap transactions in accordance with procedures adopted by the Fund’s Board of Trustees. The Total Return Bond VIF will not enter into any swap transaction unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser based on a credit analysis performed by the Adviser which may include reference to the long-term debt rating given to the counterparty by a credit rating agency. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions will be as set forth in guidelines established by the Adviser and approved by the Board of Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which a Fund may engage in such transactions.

CREDIT DEFAULT SWAPS (“CDSs”). The Total Return Bond VIF may enter into CDSs. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of CDSs, the contract gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. In the case of a physically settled CDS contract, this value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security. A physically settled CD is one in which the debt security of the reference issuer is delivered to the seller of credit protection in the event a credit event occurs. CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Total Return Bond VIF will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is the seller of a CDS, if the CDS is physically settled, the Fund will be required to earmark and reserve assets to cover its obligation to make a payment to the buyer of the CDS (frequently, the par value of the security) if a credit event occurs. If the CDS is settled in cash, the Fund will be required to segregate an amount equal to the Fund’s daily marked-to-market liability, if any. In return, the Fund would receive from the buyer a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

CDSs typically are not traded on an exchange. They also involve special risks in addition to those mentioned below under “Swaps”, because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the reference issuer of the debt security (as opposed to a credit downgrade or other indication of financial difficulty).

REAL ESTATE INVESTMENT TRUSTS (“REITs”). The Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

TRUST PREFERRED SECURITIES. The Funds may purchase trust preferred securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service (“IRS”) treats capital securities as debt.

SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. The Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community, and the World Bank, which are chartered to promote economic development.

INVESTMENT GRADE DEBT OBLIGATIONS. The Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. The Stock Funds may each invest up to 20% of their total net assets in such securities. An issuer undergoing reorganization or restructuring may issue to its security holders additional securities which may be different from the securities already held by the security holder. The Funds may hold such additional securities even if they do not generally invest in such securities.

NON-INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in debt securities rated below investment grade, also known as junk bonds. These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.

The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund’s net asset value (“NAV”). Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Funds would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

The market prices of debt securities generally fluctuate with changes in interest rates so that these Funds’ NAVs can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. Each of the Stock Funds will limit its investments in non-investment grade securities to 20% of its total net assets. The Total Return Bond VIF may invest up to 25% of its total assets in such securities. Subject to Securities and Exchange Commission (“SEC”) restrictions, the Stock Funds and Total Return Bond VIF may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.

CUSTODY RECEIPTS. The Funds may invest in custody receipts that represent debt securities. Custody receipts are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”). Each of the Funds may also invest in CMOs. CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans and which may include exposure to so-called “sub-prime” mortgages. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs may include stripped mortgage-backed securities (“SMBSs”). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities are a fairly recent development. As a result, established trading markets may not have fully developed. SMBSs issued or guaranteed by the U.S. government and held by a Fund may be considered illiquid securities pursuant to guidelines established by the Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% of the value of the Fund’s net assets would be invested in such securities and other illiquid securities.

Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.

ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities which are securities created by the grouping of certain private loans, receivables, and other lender assets, such as automobile receivables and credit-card receivables, into pools.

Offerings of Certificates for Automobile Receivables (“CARs”) are structured either as flow-through grantor trusts or as pay-through notes. CARs structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARs structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARs may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARs are certain, while cash-flows on other types of CARs issues depend on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

Certificates for Amortizing Revolving Debt (“CARDs”) represent participation in a fixed pool of credit card accounts. CARDs pay “interest only” for a specified period. The CARDs principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer’s participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDs are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDs amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDs depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor’s participation is based on the ratio of the CARDs’ balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDs’ balance. This method results in especially fast amortization.

Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by a Fund will be subject to the same quality requirements as other securities purchased by the Fund.

For purposes of calculating Annual Fund Operating Expenses in the Prospectuses, structured products such as asset-backed securities are not included.

FIXED-INCOME SECURITIES. The Funds may invest in fixed-income securities. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issue may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Further descriptions of certain types of fixed-income securities are provided elsewhere in this SAI.

MUNICIPAL OBLIGATIONS. The Funds may invest in municipal obligations. Municipal securities generally are fixed-income securities, and include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities may be referred to, for example, as general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal mortgage-backed securities, municipal leases, municipal notes and variable rate demand instruments or notes. General obligation bonds generally are supported by the issuer’s power to exact property or other taxes in sufficient amounts to pay principal and interest on the bonds; however, the issuer’s authority to impose additional taxes may be limited by its charter or state law. Special revenue bonds are payable solely from specific revenues received by the issuer, such as specific taxes, assessments, tolls, or fees, and bondholders may not collect from the municipality’s general taxes or revenues. These obligations are discussed further under “Tax-Exempt Obligations” below. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal obligations if the interest paid thereon is exempt from federal income tax. Tax-increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. Municipal mortgage-backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single-family homes or to finance multifamily housing, represent interests in pools of mortgages, which may have fixed or variable rates, and can have complicated financial structures. Municipal leases are leases entered into by municipalities for equipment or facilities, and, in order to comply with state public financing laws, are typically subject to annual appropriation, meaning that a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility, but may lose money on the sale. Securities may be supported by pools of municipal leases. The most common type of lease-backed securities are certificates of participation, but funds may also invest directly in individual leases. Lease obligations are discussed further under “Tax-Exempt Obligations” below. Municipal notes are short-term securities issued by municipalities to fund, for example, current operations and capital projects, and the issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds. Further descriptions of other types of tax-exempt securities are provided elsewhere in this SAI.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance.

In some cases, municipal obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially, adversely affected by litigation or other conditions.

TAXABLE OBLIGATIONS. The Funds may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.

TAX-EXEMPT OBLIGATIONS. The Funds may invest in Tax-Exempt Obligations. Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

The two principal classifications of Tax-Exempt Obligations consist of “general obligation” and “revenue” issues. General obligation bonds are typically backed by the full faith and credit of the issuer, whereas revenue bonds are payable from a specific project or other limited source of revenue. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. Currently, South Carolina issuers do not have authority to issue moral obligation securities. State units and local governments including those in Virginia, North Carolina, West Virginia, Maryland, and Kentucky are permitted to issue moral obligation debt that is not a general obligation of those issuers. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the Fund’s investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Fund’s portfolio manager to be in the best interests of the Fund.

An issuer’s obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.

Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called “lease obligations”) entered into by a state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not generally constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged (in South Carolina, certain governmental lease obligations are included in calculation of the general obligation debt limit while in Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured), the lease obligation is frequently assignable and backed by the lessee’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

VARIABLE AND FLOATING RATE NOTES. The Total Return Bond VIF may acquire variable and floating rate notes, subject to its investment objective, policies, and restrictions. Some demand instruments are “conditional,” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Adviser under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the Fund’s net assets only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.

WHEN-ISSUED SECURITIES. The Funds may purchase securities on a when-issued basis. In addition, the Funds may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including “TBA” (to be announced) purchase commitments. A Fund will earmark and reserve liquid assets, in connection with its purchase of securities on a when-issued or forward commitment basis, in an amount sufficient at all times to cover the Fund’s current obligations, in accordance with procedures adopted by the Board of Trustees.

When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.

CALLS. The Funds (excluding the Total Return Bond VIF) may write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange (“Exchange”) and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.

Subject to its investment objective and policies, a Fund may write covered call options for hedging and risk management purposes and to generate additional premium income for the Fund. This premium income will serve to enhance each Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund’s Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. A Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets (50% for the Equity Income VIF and the Special Opportunities VIF).

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund’s custodian. A Fund does not consider a security covered by a call to be “pledged” as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund’s statement of assets and liabilities. This liability will be readjusted daily to the option’s current market value, which will be the latest sale price at the time at which the NAV per share of a Fund is computed (typically, the close of the New York Stock Exchange (“NYSE”)), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

The Stock Funds may purchase call options for the purpose of hedging.

PUTS. The Stock Funds may buy put options, buy call options, and write secured put and call options for the purpose of hedging or earning additional income, which may be deemed speculative. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

If necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.

The Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in Sterling Capital’s opinion, present minimal credit risks.

PUT AND CALL OPTIONS. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (50% for the Equity Income VIF and the Special Opportunities VIF) (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of the securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.

STAND-BY COMMITMENTS. The Stock Funds may acquire stand-by commitments with respect to the securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified securities at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as put options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.

The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period.

Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. A Fund’s reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying securities that are subject to the commitment. A Fund will earmark and reserve liquid assets, in connection with its purchase of a stand-by commitment, in an amount sufficient to cover the Fund’s current obligations under the stand-by commitment, in accordance with procedures adopted by the Board of Trustees.

A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund would be valued at zero in determining NAV. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.

RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an Exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund’s Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

FUTURES CONTRACTS AND RELATED OPTIONS. The Funds may invest in futures contracts and the Funds (except the Total Return Bond VIF) may invest in options thereon. The value of a Fund’s futures contracts may approach, but will not exceed, 100% of the Fund’s total net assets.

Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency at a specified time and price. A Fund may enter into a futures contract to hedge the value of its securities portfolio as a whole or to protect against declines in the value of securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings, interest rates (including the Federal Funds Rate) or foreign currency exchange rates. Futures contracts are traded on an Exchange, so that, in most cases, either party can close out its position on the Exchange for cash, without delivering the security or commodity. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the Exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges made be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would own the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with the broker as margin, are equal to the market value of (or in certain cases, the Fund’s obligation under) the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

With respect to futures that are required to “cash settle,” a Fund is permitted to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (i.e., net) obligation, if any, rather than the market value of the futures contract. By segregating assets equal only to its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Successful use of futures by the Funds is also subject to an Adviser’s ability to correctly predict movements in the direction of the markets. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a hedge not to achieve its objectives.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.

Each Fund (other than the Total Return Bond VIF) may purchase and sell call and put options on futures contracts traded on an Exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised.

A Fund will earmark and reserve liquid assets, in connection with investing in a futures contract, in an amount sufficient at all times to cover the Fund’s current obligations under the futures contract, in accordance with procedures adopted by the Board of Trustees.

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

INVESTMENT COMPANIES. The Funds may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with their respective investment objectives and strategies. Except as noted below, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund (the “3-5-10 Limitations”). Pursuant to an exemptive rule under the 1940 Act, any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of Rule 12d1-1.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and are reflected in the Annual Fund Operating Expenses table in the Fund’s prospectus.

The Total Return Bond VIF may invest in investment companies that invest primarily in debt securities.

EXCHANGE-TRADED FUNDS (“ETFs”). The Funds may invest in ETFs, such as Standard & Poor’s Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), iShares® Trust and iShares®, Inc. (“iShares®*”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price, performance and dividend yield of an index or a group of stocks in a particular geographic area.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

An investment in an ETF offers, among other things, (i) an efficient means to achieve diversification in a particular industry, or (ii) for those Funds that invest in foreign securities, exposure to a particular country that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses.

Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Since ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited by the 3-5-10 Limitations described above. The Funds may invest in certain ETFs, including but not limited to iShares®*, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to

* iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BlackRock”). Neither BlackRock nor the iShare® Funds make any representations regarding the advisability of investing in an iShares® fund. iShares® is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area.

buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

RESTRICTED SECURITIES. The Funds may invest in commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called “private placement” exemption in Section 4(2) (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

The Funds may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

CALLABLE SECURITIES. Certain fixed income securities invested in primarily by the Total Return Bond VIF are callable at the option of the issuer or a third party. Callable securities are subject to Prepayment/Call risk.

STRUCTURED PRODUCTS. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over the counter. They are organized and operated to restructure the investment characteristics of the underlying security. This structuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow of the underlying instruments. With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

TEMPORARY DEFENSIVE POSITIONS. If deemed appropriate under the circumstances, each Fund may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of their total net assets. Such short-term obligations may include money market instruments and repurchase agreements. A Fund may not achieve its investment objective as a result of taking any temporary defensive position.

UNDERWRITING SECURITIES. As a matter of policy, and to the extent permitted by the “Investment Restrictions” section, each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

FOREIGN CURRENCY TRANSACTIONS. The Total Return Bond VIF may invest in non-U.S. dollar denominated instruments, and may use forward currency exchange contracts. Forward currency exchange contracts involve an obligation to exchange a specified currency for another at a future date at a rate set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

To the extent a Fund invests in an emerging market, the resulting emerging market currency exposure will generally be maintained. With respect to any forward currency exchange contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward currency exchange contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also may result in losses and moreover will limit potential gains which might result from increases in the value of such currency. The Total Return Bond VIF will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

When the Total Return Bond VIF enters into a forward currency exchange contract, liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward currency exchange contracts will be earmarked and reserved on the custodian’s or the Fund’s records. For the purpose of determining the adequacy of the securities that have been earmarked and reserved, such securities will be valued at market or fair value. If the market or fair value of such securities declines, additional liquid assets will be earmarked and reserved such that the value such assets will equal the amount of the Fund’s commitment.

INVESTMENT RESTRICTIONS

Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Board of Trustees without shareholder approval. The following investment restrictions are fundamental and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION — Vote of a Majority of the Outstanding Shares” in this SAI).

None of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, electric utilities, gas utilities, and water utilities will each be considered a separate industry;

2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of a Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

3. Borrow money or issue senior securities, except that a Fund may borrow from banks or brokers, in amounts up to 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase securities while its borrowings exceed 5% of its total assets;

4. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities (in an amount not to exceed one-third of its total assets), in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements;

5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities”;

6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund; and

7. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

The following additional investment restrictions are not fundamental policies and therefore may be changed by the Board of Trustees, without the vote of a majority of the outstanding Shares of a Fund. The Total Return Bond VIF and the Special Opportunities VIF may not:

1. Engage in any short sales (except for short sales “against the box”);

2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions there from;

3. Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets; and

4. Purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund’s net assets would be invested in securities that are illiquid.

The Equity Income VIF may not:

1.

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the Equity Income VIF from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Equity Income VIF may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

2.

Invest more than 15% of its net assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.

3.

Purchase securities on margin, except that the Equity Income VIF may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Equity Income VIF may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4.

Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Equity Income VIF may invest in futures contracts and options on futures contracts, as disclosed in the Prospectus). However, subject to its permitted investments, the Equity Income VIF may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

5.

Borrow money or issue senior securities, except that the Equity Income VIF may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Equity Income VIF may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage will not constitute a violation of such restriction.

For purposes of the concentration policies described above, the Funds do not consider investment companies to constitute an “industry.” Rather, the Funds will “look through” investments in investment companies to the underlying securities held by such investment company when determining fund exposure to a particular industry.

NOTE REGARDING FUNDAMENTAL INVESTMENT RESTRICTIONS. Certain relevant limitations of the 1940 Act are described above. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC.

Under the 1940 Act, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund.

“Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of total assets in an industry or group of industries. The SEC staff has taken the position that concentration occurs when 25% or more of a fund’s total assets are invested in an industry or group of industries. The Funds intend to comply with the staff’s position.

PORTFOLIO TURNOVER

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

For the fiscal years ended December 31, 2013 and December 31, 2012, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years were as follows:

FUND	2013(%)	2012(%)
Equity Income VIF*	113.45	64.31
Special Opportunities VIF	36.33	18.13
Total Return Bond VIF	114.13	144.71

* The portfolio turnover rate for the Equity Income VIF was higher in 2013 than the Fund’s portfolio turnover rate in 2012 due to adjustments in the Fund’s portfolio holdings resulting from changes in the Fund’s investment objective, investment strategies and portfolio manager that occurred on May 1, 2013.

Changes may be made in a Fund’s portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rates for all of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Each Fund will be managed without regard to its portfolio turnover rate.

VALUATION OF THE FUNDS

Except as noted below, investments of the Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 PM EST. or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.

With regard to each of the Funds, securities the principal market for which is not a securities exchange are valued at their latest bid quotations in such principal market. Fixed-income securities are valued by using evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Securities for which an independent pricing service does not provide a current evaluation or provides a value that does not represent fair value in the judgment of the Funds’ Adviser are valued at fair value under procedures approved by the Board of Trustees. Such procedures may include a yield equivalent or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board of Trustees. With respect to participation certificates (otherwise known as participation notes, equity linked notes, or “widgets”), if the price provided by an independent pricing service should reflect a price premium, the market maker (broker) will be contacted to provide the premium and the participation certificate’s price will be adjusted accordingly. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated NAV. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation (from an approved pricing vendor) as of the time of NAV calculation. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet (and, therefore, will not produce minutes). The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of each Fund are sold on a continuous basis. The public offering price of Shares of the Funds is their NAV per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) the SEC has determined that an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Shares may be redeemed without charge on any day that NAV is calculated. All redemption orders are effected at the NAV per Share next determined after receipt of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.

Each Fund reserves the right to discontinue offering Shares at any time, or to cease investment operations entirely.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Fund officers.

The Trustees of the Funds (including Trustees who are not “interested persons” as defined in the 1940 Act) of the Funds (“Independent Trustees”)), their ages, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Sterling Capital Funds complex that the Trustee oversees, and any other directorships or trusteeships held by the Trustee during the last five years in any publicly-traded company or registered investment company are listed in the two tables immediately following. The business address of the Trustees and Officers listed below is 434 Fayetteville Street, Fifth Floor, Raleigh, NC 27601.

INDEPENDENT TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEE FOR THE PAST FIVE YEARS

Thomas W. Lambeth Birthdate: 01/35 Age: 79	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92 - Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	24	None

Drew T. Kagan Birthdate: 02/48 Age: 66	Trustee	Indefinite, 8/00 - Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate Inc.	24	None

Laura C. Bingham Birthdate: 11/56 Age: 57	Trustee	Indefinite, 2/01 - Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to February 2013, governance and leadership consultant; from July 1998 to June 2010, President of Peace College	24	None

Douglas R. Van Scoy Birthday: 11/43 Age: 70	Trustee	Indefinite, 5/04 - Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	24	None

James L. Roberts Birthday: 11/42 Age: 71	Trustee	Indefinite, 11/04 - Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	24	None

INTERESTED TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEE FOR THE PAST FIVE YEARS

Alexander W. McAlister** Birthdate: 03/60 Age: 54	Trustee	Indefinite, 11/10 - Present	President, Sterling Capital	24	Director, Sterling Capital

Alan G. Priest *** Birthday: 5/52 Age: 61	Trustee	Indefinite, 07/12 - Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	24	None

*	The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.
**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser.
***

Mr. Priest is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he was a partner of a law firm that acted as counsel to the Funds in the Sterling Capital Funds complex during the past two fiscal years.

Information about Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership. The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees supports the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The following specific experience, qualifications, attributes and/or skills were considered in respect of each Trustee:

—

Mr. Lambeth - Significant executive experience, including continuing service as senior fellow of a foundation, and previous executive and board experience in government and with non-profit endowment funds and private foundations.

—

Mr. Kagan - Significant executive experience including continuing service as chief executive officer of an investment services organization and past service as a manager of a mutual fund complex and as an executive of a banking organization.

—

Ms. Bingham - Significant executive experience as CEO and senior officer, including recognition as a National Association of Corporate Directors Governance Fellow, service as college president overseeing endowment investments and business strategy, and continuing service as a CEO/Board consultant, and as a director of charitable trusts and non-profit organizations.

—	Mr. Van Scoy - Significant executive experience including past service as senior executive vice president of a large investment services organization.

—	Mr. Roberts - Significant executive experience including past service as president of two publicly-traded banking firms and as head of corporate finance for a securities brokerage firm.

—	Mr. McAlister - Significant executive experience including continuing service as president of an investment services organization and as sales director of an investment services organization.

—	Mr. Priest - Significant experience as an attorney specializing in all aspects of investment company related laws and regulations.

The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator” or “BNY Mellon Investment Servicing”), Sterling Capital or BB&T, receives any compensation from the Funds for acting as a Trustee.

Salvatore Faia serves as the Chief Compliance Officer (“CCO”) for Sterling Capital Funds. The CCO’s compensation is reviewed and approved by the Board of Trustees. Sterling Capital reimburses the Funds for a portion of the fee paid to Mr. Faia.

OFFICERS

(1)	(2)	(3)	(4)	(5)	(6)

NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DICTATORS HIPS HELD BY TRUSTEE

James T. Gillespie Birthdate: 11/66 Age: 47	President	Indefinite, 12/12-Present	From March 2012 to present, Executive Director, Sterling Capital; From June 2010 to March 2012, Director, Sterling Capital and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JP Morgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital and its predecessors	N/A	N/A

Kenneth R. Cotner Birthdate: 02/59 Age: 55	Treasurer	Indefinite; 12/12-Present	From 2001 to present, Chief Operating Officer, from 2013 to present, Chief Compliance Officer, Sterling Capital and its predecessors	N/A	N/A

Todd M. Miller Birthdate: 09/71 Age: 42	Vice President and Secretary	Indefinite, Vice President, 8/05-Present; Secretary, 8/10-Present	From June 2009 to present, Director, Sterling Capital and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services	N/A	N/A

Salvatore Faia Birthdate: 12/62 Age: 51	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 9/13-Present	From 2004 to present, President Vigilant Compliance, LLC; Director of Energy and Income Partnership since 2005	N/A	N/A

Andrew J. McNally Birthdate: 12/70 Age: 43	Assistant Treasurer	Indefinite, Assistant Treasurer 6/10-Present; Treasurer, 4/07-6/10	From January 2007 to present, Vice President and Senior Group Manager; from July 2000 to December 2006, Vice President and Group Manager, Fund Accounting and Administration Department, BNY Mellon Investment Servicing	N/A	N/A

(1)	(2)	(3)	(4)	(5)	(6)

NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DICTATORS HIPS HELD BY TRUSTEE

Julie M. Powers Birthdate: 10/69 Age: 44	Assistant Secretary	Indefinite, 11/11-Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing	N/A	N/A

BOARD OF TRUSTEES

Responsibilities of the Board of Trustees

The Board has overall responsibility for the conduct of the affairs of the Trust. The Board sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and the election and qualification of his successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose.

Board Leadership Structure

The Board’s leadership structure features Independent Trustees serving as Board Chairman and as Chairperson of each of the Board’s Committees. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Trustees are members of the Audit and Nominations Committees. Inclusion of all Independent Trustees in the Audit and Nominations Committees allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The officers of the Trust are elected annually by the Board. The Chairman of the Trustees, if one is elected, the President, the Treasurer and the Secretary of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Trustees. The Trust’s CCO must be approved by a majority of the Independent Trustees. Any officer may be removed, with or without cause, by the Board.

Board Oversight of Trust Risk

The Board of Trustees’ role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of the Funds. The officers of the Funds, including the President and Principal Executive Officer, the Treasurer and Principal Financial Officer, and the CCO, report to the Board and to the Chairs of its Committees on a variety of matters at regular meetings of the Board and on an ad hoc basis.

The Sterling Capital Variable Insurance Funds have retained Sterling Capital as the Funds’ investment adviser and administrator. Sterling Capital provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of Sterling Capital serve as the Funds’ officers, including the Funds’ President and Principal Executive Officer and the CCO. The Board provides oversight of the services provided by Sterling Capital, including risk management services. In the course of providing oversight, the Board receives a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board meets periodically with Sterling Capital personnel to receive reports on Sterling Capital’s and other service providers’ risk management services. The Board also meets periodically with the Funds’ CCO to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUNDS
Alexander W. McAlister	Sterling Capital Management LLC, President
James T. Gillespie	Sterling Capital Management LLC, Executive Director
Kenneth R. Cotner	Sterling Capital Management LLC, Managing Director, Chief Operating Officer and Chief Compliance Officer
Todd M. Miller	Sterling Capital Management LLC, Director
Andrew J. McNally	BNY Mellon Investment Servicing, Vice President and Senior Group Manager, Fund Accounting and Administration Department
Julie M. Powers	BNY Mellon Investment Servicing, Vice President, Regulatory Administration Department

No officers of the Trust, other than the Trust’s CCO, receive compensation directly from the Trust for performing the duties of their offices. Sterling Capital receives fees from the Trust for acting as Adviser and Administrator and BNY Mellon Investment Servicing receives fees from the Trust for acting as Transfer Agent and for providing fund accounting services to the Trust. In addition, BNY Mellon Investment Servicing receives fees from the Administrator for acting as Sub-Administrator.

COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE. The purposes of the Audit Committee are to oversee the Funds’ accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts and Van Scoy and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the Audit Committee. For the fiscal year ended December 31, 2013, there were three meetings of the Audit Committee.

NOMINATIONS COMMITTEE. The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, Van Scoy and Ms. Bingham serve on this committee; Ms. Bingham serves as chair of the Committee. For the fiscal year ended December 31, 2013, there were no meetings of the Nominations Committee.

Pursuant to procedures adopted by the Board, the Nominations Committee may consider Trustee candidates recommended by members of the Nominations Committee, candidates recommended by other members of the Board, candidates recommended by shareholders, or candidates recommended by the Trust’s management. Shareholder recommendations should be submitted to the Nominations Committee in care of Sterling Capital Variable Insurance Funds. Recommendations for candidates as Trustees of Sterling Capital Variable Insurance Funds will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies.

SECURITIES OWNERSHIP

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2013.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
Thomas W. Lambeth	$0	$10,001 - $50,000
Drew T. Kagan	$0	$50,001 - $100,000
Laura C. Bingham	$0	$50,001 - $100,000
Douglas R. Van Scoy	$0	>$100,000
James L. Roberts	$0	>$100,000

The following table shows information for the Trustee who is an “interested person” of the Trust as defined in the 1940 Act:

Alexander W. McAlister	$0	>$100,000
Alan G. Priest	$0	>$100,000

*	The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

As of April 1, 2014, the Trustees and officers of the Trust, as a group, owned less than 1% of the Shares of any Fund.

TRUSTEE COMPENSATION

Trustee aggregate compensation paid by the Fund and the Sterling Capital Fund Complex* for the calendar year ended December 31, 2013, is set forth below:

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE FUNDS FOR FISCAL YEAR ENDED DECEMBER 31, 2013	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED TOTAL ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM STERLING CAPITAL FUND COMPLEX PAID TO TRUSTEES FOR FISCAL YEAR ENDED DECEMBER 31, 2013*
Thomas W. Lambeth	$1,118	N/A	N/A	$81,000
Drew T. Kagan	$1,118	N/A	N/A	$81,000
Laura C. Bingham	$909	N/A	N/A	$66,000
Douglas R. Van Scoy	$909	N/A	N/A	$66,000
James L. Roberts	$909	N/A	N/A	$66,000
Alexander W. McAlister	None	N/A	N/A	None
Alan G. Priest	$847	N/A	N/A	$61,400

*    The Trustee total compensation figures represent amounts received by the Trustees for their service to both the Trust and the Sterling Capital Funds.

INVESTMENT ADVISER

Investment advisory and management services are provided to each Fund by Sterling Capital pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of October 1, 2010, as amended.

Under the Investment Advisory Agreement, Sterling Capital has agreed to provide investment advisory services for each of the Funds as described in the Prospectuses. Under the Advisory Agreement between Sterling Capital Variable Insurance Funds and Sterling Capital, the fee payable to Sterling Capital by each Fund, for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly, at the following annual rates, calculated as a percentage of the average daily net assets of each Fund: 0.70% for the Equity Income VIF, 0.75% for the Special Opportunities VIF,

and 0.50% for the Total Return Bond VIF, or (b) such fee as may from time to time be agreed upon in writing by a Fund and Sterling Capital. Sterling Capital bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Funds.

Unless sooner terminated, the Investment Advisory Agreement continues in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by Sterling Capital. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Prior to October 1, 2010, BB&T Asset Management, Inc. (“BB&T Asset Management”) served as investment adviser to each series of the Funds pursuant to an investment advisory agreement dated April 22, 2005, as amended. BB&T Asset Management also had entered into an investment sub-advisory agreement with Scott & Stringfellow LLC (“Scott & Stringfellow”) to provide sub-advisory services to the Special Opportunities VIF, and Sterling Capital to provide sub-advisory services to the Total Return Bond VIF (such advisory and sub-advisory agreements, collectively, the “Pre-Reorganization Agreements”). The Pre-Reorganization Agreements automatically terminated on October 1, 2010 in connection with the closing of a reorganization transaction involving Sterling Capital, an independently managed subsidiary of BB&T Corporation, followed by the merger of BB&T Asset Management with and into Sterling Capital. Except as noted, all fees or waivers referred to herein that were received or paid by Sterling Capital as the adviser or administration prior to October 1, 2010 were received or paid by BB&T Asset Management.

For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Adviser received the following investment advisory fees (“Paid” are gross advisory fees and “Waived” are fees waived from gross advisory fees and/or reimbursed directly to the Fund.):

	December 31, 2013		DECEMBER 31, 2012		DECEMBER 31, 2011

	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Equity Income VIF	$124,167	$18,768	$143,125	$30,172	$181,540	$59,123
Special Opportunities VIF	$241,183	$600	$274,644	-	$330,116	$352
Total Return Bond VIF	$76,238	$8,572	$97,702	$6,260	$118,922	$20,017

The Investment Advisory Agreement provides that Sterling Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Sterling Capital in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective shareholders of the Fund may include descriptions of Sterling Capital including, but not limited to, (i) descriptions of Sterling Capital’s operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to Sterling Capital’s operations.

The Funds bear all costs of their organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds’ plans of distribution; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including and allocable portion of the cost of the Adviser’s employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Funds, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meeting; trade association memberships; insurance premiums; and any extraordinary expenses.

Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January  1, 1999 will be expensed as they are incurred.

PORTFOLIO MANAGERS

The portfolio managers identified under “Management of the Fund” in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF DECEMBER 31, 2013*

PORTFOLIO MANAGER	OTHER REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS

George F. Shipp	Number: 2 Assets: $2.9 Billion	Number: None Assets: N/A	Number: 73 Assets: $2.9 Billion

Mark Montgomery	Number: 12 Assets: $22.9 Billion	Number: None Assets: N/A	Number: 305 Assets: $24.3 Billion

Richard T. LaCoff	Number: 12 Assets: $22.9 Billion	Number: None Assets: N/A	Number: 305 Assets: $24.3 Billion

*	If an account has a co-manager, the total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once.

As indicated in the table above, portfolio managers may manage multiple accounts. These accounts may include, among others, mutual funds or separately managed accounts (i.e., institutions such as pension funds, colleges and universities, foundations, endowments, and high net-worth families).

As of December 31, 2013, the following portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.

PERFORMANCE BASED ADVISORY FEES NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF DECEMBER 31, 2013

PORTFOLIO MANAGER	OTHER REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS

George F. Shipp	Number: None Assets: N/A	Number: None Assets: N/A	Number: None Assets: N/A

Mark Montgomery	Number: None Assets: N/A	Number: None Assets: N/A	Number: None Assets: N/A

Richard T. LaCoff	Number: None Assets: N/A	Number: None Assets: N/A	Number: None Assets: N/A

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund. Consequently, portfolio managers may purchase or sell securities for one Fund and not for a Managed Account.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. Sterling Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Sterling Capital has also adopted a Code of Ethics that governs personal trading and which is reasonably designed to address potential conflicts of interest that may arise in connection with a portfolio manager’s management of personal accounts.

STERLING CAPITAL

Sterling Capital manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for a Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.

Sterling Capital’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling Capital’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital’s senior management team reviews the performance of portfolio managers and analysts.

PORTFOLIO MANAGER COMPENSATION

STERLING CAPITAL

Sterling Capital offers investment professionals a compensation plan which has three components: (i) base compensation, which is linked to job function, responsibilities and experience, (ii) incentive compensation, which varies based on investment performance and other factors determined by management, and (iii) a percentage of firm profits. Incentive compensation is based on (1) performance of the portfolios managed by the portfolio manager in comparison to benchmarks appropriate for the various portfolios managed, and in comparison to peer groups, and (2) other subjective criteria as determined by executive management including firm/department leadership, management of personnel, and compliance results. For purposes of incentive compensation, the Total Return Bond VIF’s performance is partly measured against the Barclays U.S. Aggregate Bond Index for one- and rolling three-year periods. Certain professionals’ compensation may include an asset-based component.

Certain investment professionals also share in the profits earned by Sterling Capital. Membership interest is awarded based on long-term performance, leadership, potential for generating future growth of the firm, and other subjective criteria determined by management.

Securities Ownership

The following table discloses the dollar range of equity securities of each of the Funds beneficially owned by the portfolio managers as of December 31, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund
George F. Shipp*	None
Mark Montgomery**	None
Richard T. LaCoff	None

*Although the portfolio manager does not have an investment in Special Opportunities VIF, the portfolio manager does hold over $1,000,000 in the Sterling Capital Special Opportunities Fund as of September 30, 2012, the retail mutual fund that has the same investment strategy as the Special Opportunities VIF.

**Although the portfolio manager does not have an investment in the Total Return Bond VIF, the portfolio manager does hold between $50,001 and $100,000 in the Sterling Capital Total Return Bond Fund as of September 30, 2012, the retail mutual fund that has the same investment strategy as the Total Return Bond VIF.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures for the Trust (“Trust Proxy Voting Policies and Procedures”) with respect to voting proxies relating to the portfolio securities held by the Funds. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of each of the Funds to the Adviser. Under the Trust Proxy Voting Policies and Procedures, the Adviser is required to vote proxies related to the portfolio securities in the best interests of the Funds. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser. The Proxy Voting Policies and Procedures also require the Adviser to report annually with respect to all proxies it has received for action. With respect to proxies identified as involving a conflict of interest, the Adviser will submit a report indicating the nature of the conflict and how it was resolved.

Proxy voting policies and procedures for Sterling Capital are attached as Appendix B.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov, or by contacting us by telephone at 1-800-228-1872 or in writing at Sterling Capital Variable Insurance Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762.

PORTFOLIO TRANSACTIONS

The Advisory Agreement for each Fund provides that the Adviser is responsible for selecting securities to be bought and sold, and brokers to execute those transactions. Purchases and sales of portfolio securities with respect to the Total Return Bond VIF usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Direct purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by a Fund) a commission or concession paid by the issuer to the underwriter. Similarly, direct purchases from dealers serving as market makers may include the spread between the bid and asked price (but not in the case of mutual fund shares purchased by a Fund). Transactions on stock exchanges (including purchases and sales of ETFs) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Sterling Capital generally seeks competitive spreads or commissions, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

	FISCAL YEAR ENDED DECEMBER 31, 2013			FISCAL YEAR ENDED DECEMBER 31, 2012

	AGGREGATE BROKERAGE COMMISSION	AGGREGATE TRANSACTIONS	DIRECTED BROKERAGE COMMISSION	AGGREGATE BROKERAGE COMMISSION	AGGREGATE TRANSACTIONS	DIRECTED BROKERAGE COMMISSION
Equity Income VIF	$28,921	$158,193,570	$28,921	$30,612	$100,823	$27,287
Special Opportunities VIF	$29,311	$415,736,909	$29,311	$16,410	$539,654,470	$16,410
Total Return Bond VIF	$186	$70,291,977	-	$501	$132,703,276	-

	FISCAL YEAR ENDED DECEMBER 31, 2011

	AGGREGATE BROKERAGE COMMISSION	AGGREGATE BROKERAGE COMMISSION	AGGREGATE BROKERAGE COMMISSION
Equity Income VIF	$57,440	$93,912,246	$117,024
Special Opportunities VIF	$42,273	$18,684,417	$64,359
Total Return Bond VIF	-	-	-

For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Funds paid $0, $183 and $2,172, respectively, in commissions to Scott & Stringfellow, a wholly-owned subsidiary of BB&T Corporation, for transactions effected on behalf of the Special Opportunities VIF. For the fiscal year ended December 31, 2013, the Funds paid $0 in commissions to Scott & Stringfellow, a wholly-owned subsidiary of BB&T Corporation, for transactions effected on behalf of the Equity Income VIF. For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the aggregate percentage of the Special Opportunities VIF’s total brokerage commissions paid to Scott & Stringfellow was 0.0%, 1.12% and 9.39%, respectively, and the percentage of the Funds’ aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow was 0.0%, 0.07% and 0.46%, respectively. For the fiscal year ended December 31, 2013, the aggregate percentage of the Equity Income VIF’s total brokerage commissions paid to Scott & Stringfellow was 0.0%, and the percentage of the Funds’ aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow was 0.0%.

To the extent permitted by applicable rules and regulations, Sterling Capital may execute portfolio transactions on behalf of the Funds through affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

Allocation of transactions, including their frequency, to various dealers is determined by Sterling Capital in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. As detailed in the above chart, brokerage may be directed to brokers because of research services provided. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by Sterling Capital and does not reduce the advisory fees payable to Sterling Capital. Such information may be useful to Sterling Capital in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Sterling Capital in carrying out its obligations to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Sterling Capital may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by Sterling Capital will be in addition to and not in lieu of the services required to be performed by Sterling Capital under their Advisory Agreement. Any advisory or other fees paid to Sterling Capital are not reduced as a result of the receipt of research services.

In some cases Sterling Capital may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, Sterling Capital makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while Sterling Capital will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, Sterling Capital faces a potential conflict of interest, but Sterling Capital believes that its allocation procedures are reasonably designed to ensure that Sterling Capital appropriately allocates the anticipated use of such services to their research and non-research uses.

Investment decisions for each Fund are made independently from those for the other Sterling Capital Funds or any other investment company or account managed by Sterling Capital. Any such other investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which Sterling Capital believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, Sterling Capital may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Sterling Capital Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Funds, Sterling Capital will provide its services in accordance with its fiduciary obligations and will manage the Fund in the best interests of the Fund.

SECURITIES OF “REGULAR BROKER-DEALERS.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds hold at the close of their most recent fiscal year. As of December 31, 2013, the Total Return Bond VIF held debt securities of Wells Fargo Securities LLC, Morgan Stanley & Co., Inc., JP Morgan Securities, Inc., Bank of America Corp., Credit Suisse Securities (USA) LLC, Merrill Lynch & Co., Inc., Citigroup Global Markets, Inc. and Jefferies Group, LLC valued at $430,408, $413,608, $399,704, $633,925, $143,753, $99,319, $29,221 and $42,700, respectively, and equity securities of U.S. Bancorp Investments, Inc. Citigroup Global Markets, Inc., Merrill Lynch & Co., Inc. and Barclays Capital, Inc. valued at $60,122, $56,108, 40,055, and $28,496 respectively.

FEDERAL BANKING LAW

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, Sterling Capital’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. Sterling Capital believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of Sterling Capital to perform these services, the Board of Trustees would review the Trust’s relationship with Sterling Capital and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Funds be liquidated.

ADMINISTRATOR

Sterling Capital, 434 Fayetteville Street, Fifth Floor, Raleigh, North Carolina 27601, serves as the Administrator (the “Administrator”) to each Fund pursuant to an Administration Agreement effective October 1, 2010, as amended. Prior to October 1, 2010, BB&T Asset Management served as the Administrator pursuant to the Management and Administration Agreement dated April 23, 2007, as amended.

Under the Administration Agreement, the Administrator has agreed to perform or supervise the performance by others of administrative services performed in connection with the operations of the Trust and to assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Trust’s operations. The Administrator also has agreed to provide the Trust with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under its Agreement.

For performing these services, the Administrator receives a fee that is calculated based upon average net assets of each Fund of the Trust and the Sterling Capital Funds (except the Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund). The fee shall be calculated at the annual rate of 0.1075% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.075% applicable to the next $1 billion of average net assets, at the annual rate of 0.060% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.040% applicable to net assets in excess of $6 billion.

For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees (“Paid” are gross administration fees and “Waived” are fees waived from gross administration fees and/or reimbursed directly to the Fund):

FISCAL YEAR ENDED

	DECEMBER 31, 2013		DECEMBER 31, 2012		DECEMBER 31, 2011
	PAID	ADDITIONAL AMOUNT WAIVED	PAID	ADDITIONAL AMOUNT WAIVED	PAID	ADDITIONAL AMOUNT WAIVED
Equity Income VIF	$17,259	$0	$19,989	$0	$25,106	$0
Special Opportunities VIF	$29,344	$0	$34,406	$0	$42,144	$0
Total Return Bond VIF	$14,877	$0	$18,337	$0	$20,230	$0

The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue for three years from the effective date (the “Initial Term”). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the “Renewal Term”), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement also is terminable upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) upon the provision of sixty (60) days’ written notice by the party alleging cause.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

SUB-ADMINISTRATOR

BNY Mellon Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Trust pursuant to a Sub-Administration Services Agreement dated April 23, 2007, as amended (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator has agreed to assume many of the Administrator’s duties, for which BNY Mellon Investment Servicing receives a fee, paid by the Administrator, that is calculated based upon average net assets of the Trust and the Sterling Capital Funds. The fee shall be calculated at the annual rate of 0.0370% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0240% applicable to the next $1 billion of average net assets, at the annual rate of 0.0190% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.0100% applicable to net assets in excess of $6 billion.

SERVICE PLAN

The Trust has adopted a Variable Contract Owner Servicing Plan (the “Service Plan”) under which the Funds are authorized to pay insurance companies, banks, plan sponsors and recordkeepers, broker-dealers or other financial institutions (and their affiliates) a fee in exchange for certain management-related services. For the year ended December 31, 2013, the Funds did not participate in any service plans. More information about the Service Plan, including fee information, is provided in the Funds’ prospectuses.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING SERVICES

U.S. Bank National Association, located at 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the Custodian to the Trust.

BNY Mellon Investment Servicing, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent to the Funds pursuant to a Transfer Agency and Blue Sky Services Agreement with the Trust. BNY Mellon Investment Servicing receives a fee based on the type of services provided to the Funds as agreed upon by the Trust and BNY Mellon Investment Servicing.

BNY Mellon Investment Servicing, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, also provides fund accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. For its services, BNY Mellon Investment Servicing receives a fee calculated based upon each Fund’s average net assets as well as the average net assets of the Sterling Capital Funds of 0.0075% of average net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) has been selected as the independent registered public accounting firm. KPMG’s address is 1601 Market Street, Philadelphia, PA 19103.

LEGAL COUNSEL

Ropes & Gray LLP, One Prudential Tower, 800 Boylston Street, Boston, MA 01299-3600, is legal counsel to Sterling Capital Variable Insurance Funds.

CODE OF ETHICS

The Trust, Sterling Capital, and BNY Mellon Investment Servicing each have adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Sterling Capital and BNY Mellon Investment Servicing from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust that was organized on November 8, 2004. The Trust’s Declaration of Trust was filed with the Secretary of the Commonwealth of Massachusetts on the same date. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust’s Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of shareholders to conduct necessary business is not required by the Trust’s Declaration of Trust, the 1940 Act, or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to Fund.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

As used in the Funds’ Prospectuses and the SAI, “vote of a majority of the outstanding Shares of the Trust or the Fund” means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust’s Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures governing disclosure of information regarding portfolio holdings. Such information may be made available to third parties in the following circumstances:

- After it has been made public either on the Sterling Capital Funds’ Web site or through a filing with the SEC;

- In marketing or other materials, provided that the information regarding portfolio holdings disclosed in the materials is at least fifteen (15) days old; or

- When (i) the Funds have a legitimate business purpose for doing so; (ii) the disclosure is in the best interests of the Funds and their shareholders*; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ Chief Executive Officer or Chief Financial Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. Such disclosures shall be authorized by the Funds’ Chief Executive Officer or Chief Financial Officer and shall be reported to the Boards of Trustees at their next scheduled meeting.

Separate account clients of Sterling Capital (and parties who offer separate account services) may have access to information about their portfolio holdings, and are not subject to the Funds’ portfolio holdings disclosure policies and procedures. Some of the separate accounts managed by Sterling Capital have substantially similar investment objectives and strategies to those of the Funds and, therefore, potentially similar portfolio holdings. Similarly, certain sub-advisers to the Funds may manage other funds or accounts that are subject to different portfolio holdings disclosure policies and procedures; some of these funds or accounts may have substantially similar investment objectives or strategies to those of the Funds and, therefore, potentially similar portfolio holdings.

*  In determining whether disclosure is in the best interests of the Funds and their shareholders, the Funds’ Chief Executive Officer or Chief Financial Officer shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, or its principal underwriter, on the other.

Disclosure to Service Providers

The Funds may provide information to their service providers regarding the Funds’ portfolio holdings that have not been included in a filing with the SEC where relevant to duties to be performed for the Funds. Such service providers include, but are not limited to, fund accountants, administrators, sub-administrators, investment advisers, rating agencies, custodians, proxy voting service providers, independent public accountants and attorneys. The Funds’ service providers are prohibited, by explicit agreement or by virtue of their duties to the Funds, from disclosing to other third parties material non-public information about the Funds’ portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. In instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.

Specific instances in which selective disclosure of portfolio holdings, including current portfolio holdings information, may be appropriate include, without limitation, disclosure to the Trustees of or service providers to the Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, the Adviser/Administrator; M2 Marketing; Ropes & Gray LLP, attorneys for the Funds, and other attorneys for the Funds who may provide services from time to time; KPMG, the Funds’ independent registered public accounting firm; U.S. Bank, N.A., the Funds’ custodian; BNY Mellon Investment Servicing, the Funds’ transfer agent, fund accountant and sub-administrator; Broadridge, the Funds’ proxy voting service provider; and R.R. Donnelley & Sons Company, the Funds’ financial printer.

Other Disclosure of Portfolio Holdings

The Funds provide portfolio holdings information to the following data providers and fund ranking/rating services: Lipper, Inc., Bloomberg LP, Morningstar Inc., Standard & Poor’s and Thompson Financial on a monthly basis, 20 days after month end. In addition, the Funds provide portfolio holdings information on a daily basis to FactSet for portfolio holdings analysis. These entities are prohibited by explicit agreement from disclosing to other third parties material non-public information about the Funds’ portfolio holdings, trading strategies implemented or to be implemented, or pending transactions.

Other than the arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. In no event shall such information be disclosed for compensation.

ADDITIONAL TAX INFORMATION

The following discussion summarizes certain U.S. federal tax considerations concerning the ownership of Shares in the Funds by insurance company separate accounts for purposes of funding variable life insurance policies and variable annuity contracts (as well as by certain other permitted investors). This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. It deals with only the status of the Funds as regulated investment companies (“RICs”) under Subchapter M of the Code, and the application of the diversification rules of section 817(h) of the Code. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which may be retroactive. The federal income tax discussion set forth below is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, and foreign tax aspects of an investment in a Fund.

The discussion below is generally based on the assumption that the Shares of each Fund that fund an insurance company’s obligations pursuant to Variable Contracts will be respected as owned by insurance company separate accounts and certain other permitted investors. If this is not the case, the person or persons determined to own the Fund Shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund Shares, under the applicable Code rules.

Because the shareholders of the Funds will be insurance company separate accounts (and certain other permitted investors), no attempt is made herein to describe the federal tax considerations for other types of shareholders. Further, this discussion is not intended as a discussion of the federal income tax consequences of purchasing and owning Variable Contracts or of participating in pension or retirement plans. For information concerning the federal income tax consequences to a holder of a Variable Contract or of participating in a pension or retirement plan, please refer to the prospectus for the relevant Variable Contract or consult the plan sponsor.

Each Fund has elected to be treated as, and to qualify each year for the favorable tax treatment accorded, a RIC under Subchapter M of the Code. If a Fund so qualifies, it generally will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

In order to qualify for the special tax treatment accorded RICs, a Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the fair market value of the Fund’s total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in clause (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

For purposes of the diversification test in clause (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in clause (ii) above. Also for purposes of the diversification test in clause (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. A dividend paid to shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax at the Fund level. The excise tax, however, generally is inapplicable to any RIC whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding Variable Contracts, certain other tax-exempt entities or other RICs that qualify as exempt from the excise tax.

If for any taxable year a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements of section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Each Fund also intends to comply with the separate diversification requirements imposed by section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund Variable Contracts. Because section 817(h) and these regulations treat the assets of a Fund as assets of the related separate account, these regulations are effectively imposed on the assets of each Fund. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs. Failure by a Fund to satisfy the section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has approved a separate account offering sub-accounts (each funded through a single RIC) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Most, although not necessarily all, of the Funds have investment objectives and strategies that are not materially narrower than the investment strategies described in this IRS guidance.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning the investor control issue, such guidance could affect the treatment of the Fund as described above, including retroactively. In addition, in such event, there can be no assurance that a Fund will be able to continue to operate as currently described, or that a Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the Shares of a Fund.

A Fund may invest in REITs and may invest directly or indirectly in residual interests in “real estate mortgage investment conduits” (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in “taxable mortgage pools” (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a life insurance company segregated asset account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company segregated asset account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

A Fund may be subject to foreign withholding taxes on income from and dispositions of foreign securities; such taxes decrease the Fund’s yield on such securities.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. A Fund may make certain elections to avoid the imposition of that tax. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions in derivative instruments (including options, futures, forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

MISCELLANEOUS

The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Fund’s outstanding shares as of April 3, 2014:

FUND	PERCENTAGE OF THE CLASS TOTAL ASSETS HELD BY THE SHAREHOLDER
EQUITY INCOME VIF
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR, CT 06095-1512	91.27%

AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES, CA 90054-0299	5.86%

SPECIAL OPPORTUNITIES VIF
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR, CT 06095-1512	64.51%

AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES, CA 90054-0299	35.49%

TOTAL RETURN BOND VIF
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR, CT 06095-1512	51.45%

AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES, CA 90054-0299	48.55%

Individual Trustees are elected by the shareholders and, subject to removal by a majority of the Board of Trustees present at a meeting of the Trustees (a quorum being present), serve for a term lasting until the next meeting of shareholders at which Trustees are elected and until the election and qualification of his or her successor. Such meetings are not required to be held at any specific intervals. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Funds will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

FINANCIAL STATEMENTS

Audited financial statements as of December 31, 2013 are incorporated by reference to the Annual Report to shareholders, dated as of December 31, 2013, which has previously been sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the SEC. A copy of the Annual Report and the Funds’ latest Semi-Annual Report may be obtained without charge by contacting the Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762 or by telephoning toll-free at (800) 228-1872.

APPENDIX A

DESCRIPTION OF BOND RATINGS

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), Fitch, Inc. (“Fitch”), Dominion Bond Ratings Services (“DBRS”), Japan Credit Rating Agency, Ltd. (“JCR”), A.M. Best Company, Inc. (“Best’s”), and Rating and Investment Information, Inc. (“R&I”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings are as of the date of this SAI, and may subsequently change.

LONG - TERM OBLIGATION RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the six highest long-term obligation ratings by Moody’s (Moody’s applies numerical modifiers 1, 2, and 3 to each generic rating classification. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category):

Aaa	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated “A” are considered upper-medium-grade and are subject to low credit risk.

Baa	Obligations rated “Baa” are subject to moderate credit risk. They are considered as medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Description of the six highest long-term issue credit ratings by S&P (the ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories):

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

Description of the six highest international long-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” rating category):

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

Description of the six highest long-term obligations rating categories by DBRS (“High” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. “High” and “low” grades are not used for the AAA category.):

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Description of the six highest long-term debt ratings by JCR (a plus (+) or minus (-) sign may be added to rating symbols from ‘AA’ to ‘B’ to indicate relative standing within each of those rating categories):

AAA	The highest level of capacity of the obligor to honor its financial commitment on the obligation.

AA	A very high level of capacity to honor the financial commitment on the obligation.

A	A high level of capacity to honor the financial commitment on the obligation.

BBB	An adequate level of capacity to honor the financial commitment on the obligation. However, this capacity is more likely to diminish in the future than in the cases of the higher rating categories.

BB	Although the level of capacity to honor the financial commitment on the obligation is not considered problematic at present, this capacity may not persist in the future.

B	A low level of capacity to honor the financial commitment on the obligation, having cause for concern.

Description of the six highest long-term debt ratings by Best’s (ratings from “aa” to “ccc” may be enhanced with a plus (+) or minus (-) sign to indicate whether credit quality is near the top or bottom of a category. A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

aaa	Exceptional. Assigned to issues where the issuer has, in Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa	Very Strong. Assigned to issues where the issuer has, in Best’s opinion, a very strong ability to meet the terms of the obligation.

a	Strong. Assigned to issues where the issuer has, in Best’s opinion, a strong ability to meet the terms of the obligation.

bbb

Adequate. Assigned to issues where the issuer has, in Best’s opinion, an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.

bb

Speculative. Assigned to issues where the issuer has, in Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b

Very speculative. Assigned to issues where the issuer has, in Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Description of the six highest long-term issue ratings by R&I (Plus (+) and minus (-) signs may be appended to the categories from AA to CCC to indicate relative standing within each category):

AAA	Highest creditworthiness supported by many excellent factors.

AA	Very high creditworthiness supported by some excellent factors.

A	High creditworthiness supported by a few excellent factors.

BBB	Creditworthiness is sufficient, though some factors require attention in times of major environmental changes.

BB	Creditworthiness is sufficient for the time being, though some factors require due attention in times of environmental changes.

B	Creditworthiness is questionable and some factors require constant attention.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody’s description of its short-term obligation ratings:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P’s description of its six highest short-term issue credit ratings:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of the six highest international short-term ratings by Fitch:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

D	Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS’ description of its six highest short-term debt ratings:

R-1

(high) Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1

(middle) Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1

(low) Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2

(high) Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2

(middle) Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2

(low) Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

JCR’s description of its short-term ratings:

J-1

The highest level of capacity of the obligor to honor its short-term financial commitment on the obligation. Within this rating category, obligations for which the capacity is particularly high are indicated by the symbol “J-1+.”

J-2	The high level of capacity to honor the short-term financial commitment on the obligation, but slightly less than for category “J-1.”

J-3	An adequate level of capacity of the obligor to honor the short-term financial commitment on the obligation, but susceptible to adverse changes in circumstances.

NJ	The capacity of the obligor to honor the short-term financial commitment on the obligation is less than for the upper-ranking categories.

D	In default.

Best’s

description of its six highest short-term credit ratings (A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and Best’s Rating may be subject to near-term change. Ratings prefixed with an “i” denote indicative ratings.):

AMB-1+	Strongest. Assigned to issuers where the issuer has, in Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1	Outstanding. Assigned to issuers where the issuer has, in Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2	Satisfactory. Assigned to issuers where the issuer has, in Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3

Adequate. Assigned to issues where the issuer has, in Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.

AMB-4

Speculative. Assigned to issues where the issuer has, in Best’s opinion, speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments.

d	In Default. In default on payment of principal, interest, or other terms and conditions, or when a bankruptcy petition or similar action has been filed.

R&I’s description of its short-term debt ratings (The plus sign (+) may be appended to the “a-1” rating category to indicate a particularly high level of certainty):

a-1	Certainty of the fulfillment of a short-term obligation is high.

a-2	Certainty of the fulfillment of a short-term obligation is high, though some factors require attention.

a-3	Certainty of the fulfillment of a short-term obligation is sufficient for the time being, though some factors require attention in times of major environmental changes.

b	Certainty of the fulfillment of a short-term obligation is not equal to that of a short-term obligation rated in the ‘a’ categories and some factors require attention.

c	The lowest rating. A short-term obligation is in default or is highly likely to default.

SHORT-TERM OBLIGATION RATINGS

Moody’s description of its two highest short-term loan/municipal note ratings:

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

APPENDIX B

STERLING CAPITAL MANAGEMENT COMPLIANCE MANUAL	Section X Rev. 2/2007; 11/2007; 02/2008; 1/2009; 3/3/2010; 8/18/2010; 1/19/2011; 7/2011, 1/2012; 5/2013; 11/2013

PROXY VOTING

In accordance with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, Sterling has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Each client may select whether he or she wishes to be responsible for voting his or her proxies or whether he or she authorizes Sterling to vote proxies on behalf of the client. Sterling’s authority to vote the proxies of our clients is established by our advisory agreements or comparable documents.

Proxy Voting Policies and Procedures

Under Rule 206(4)-6, each registered adviser that exercises proxy voting authority over client securities is required to:

¡

Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. The procedures must describe how the adviser addresses material conflicts that may arise between the interests of the adviser and its clients;

¡	Disclose to clients how they may obtain information from the adviser about how the adviser voted their proxies; and

¡	Describe their proxy voting policies and procedures to clients (on Form ADV or elsewhere) and, upon request, furnish a copy of the policies and procedures to the requesting client.

Recordkeeping - Rule 206(4)-6 and Rule 204-2

Sterling shall maintain the following materials for five years in an easily accessible place (the first two years in Sterling’s home office):

a)	Sterling’s proxy voting policies and procedures;

b)	Copies of proxy statements Sterling received for client securities;

c)	Records of votes cast by Sterling (including by any third party provider that Sterling has engaged to cast votes) on behalf of any client;

d)	Copies of all documents created by Sterling that were material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision;

e)

Copies of each written client request for information on how Sterling voted proxies on behalf of the client, and a copy of any written response by Sterling to any (written or oral) client request for that information on behalf of the requesting client;

f)	List of issuers that represent a potential or actual conflict of interest;

g)	All other documents received from the Proxy Committee in fulfilling their responsibilities.

Sterling may satisfy requirements (b) and (c) above by relying on a third party to make and retain the relevant documents on Sterling’s behalf if Sterling first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. Sterling may also satisfy the requirement of (b) above by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

Mutual funds and other registered management investment companies are required to disclose each year how they vote proxies relating to portfolio securities they hold. No later than August 31st of each year, a mutual fund must file with the SEC a report known as Form N-PX, containing the fund’s proxy voting record for the most recent 12-month period ended June 30th. The proxy rules are contained in the SEC release available at http://www.sec.gov/rules/final/ia-2106.htm. Please refer to section XI. E- Other Regulatory Filings for more information on Form N-PX.

THE PROXY COMMITTEE

With respect to clients’ securities (including Sterling Capital Funds’ securities) for which Sterling has responsibility for voting proxies, the Proxy Committee has oversight of Sterling’s proxy voting process including the development and updating of Sterling’s proxy policies and procedures and Conflict of Interests List. The Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more functions including recordkeeping, vote submission and vote recommendations. The Committee has delegated the responsibility of overseeing the proxy voting process and recordkeeping to the Operations Manager. The firm’s Controller is responsible for maintaining the Business Relationship List. Sterling’s proxy voting guidelines are reviewed at least annually by the Proxy Committee.

PROXY VOTING GUIDELINES

Sterling votes proxies for securities that are traded on U.S. Exchanges. Sterling has adopted and implemented written proxy policies and procedures reasonably designed to ensure that proxies are voted solely in the best interest of clients and for the exclusive purpose of providing economic benefits to them. The policy includes procedures to resolve material conflicts of interests that may arise between Sterling and its clients.

Sterling’s Proxy Committee adopted Glass Lewis (“GL”) Proxy Guidelines, effective 1/1/2011. The Guidelines enable Sterling to vote in a manner consistent with its fiduciary responsibility. Proxy meetings are voted in accordance with the GL recommendations, unless overridden by the covering equity analyst or directed by a client. To the extent that an analyst reviews a given GL recommendation and determines that the best interests of Sterling’s clients who hold the security would likely be better served by rejecting the GL recommendation, the analyst shall promptly notify the Proxy Committee and provide copies of all documents that memorialize the basis for the decision. The Operations Manager, or designee, will submit the analyst’s recommendation with respect to all shares for which Sterling has responsibility for voting proxies. The Operations Manager, or designee, will file the documentation submitted by the analyst used in the decisions making process.

CONFLICTS OF INTEREST

In some circumstances, an issuer’s proxy may present an actual or potential conflict of interest between Sterling and a client holding securities of the issuer. As stated above, it is Sterling’s policy that all proxies for a client’s securities are voted strictly with the best interest of the client.

The Proxy Committee will maintain a list of issuers with which Sterling has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interest. Examples include BB&T Corporation, Sterling Capital Funds and any other company that has a material business relationship with Sterling.

If an issuer on the conflict of interest list issues a proxy the proxy will be voted according to the GL recommendation and may not be overridden.

PROVIDING INFORMATION REGARDING PROXY VOTING POLICIES & PROCEDURES

Upon opening any new client account, the client will be provided a copy of Sterling’s Form ADV2 which includes a summary of Sterling’s Proxy Voting Policies and Procedures. The summary indicates that a copy of the full policies and procedures is available upon request and includes instructions for obtaining information regarding how the clients’ proxies were voted.

Clients may obtain a copy of Sterling’s proxy policies and procedures and/or a report summarizing how the client’s securities were voted by contacting Chief Compliance Officer at scmcompliance@sterling-capital.com

PROXY VOTING FOR NEW/TRANSFER-IN-KIND

When Sterling takes over management of a portfolio, the existing securities in the portfolio are sold. However, if the client was a shareholder of record on the execution date, Sterling may receive proxies for these securities. In these instances, Sterling may not vote such proxies. Proxies for companies that are no longer held in a client’s portfolio have no economic value. Sterling feels that the cost of voting these proxies outweighs any possible benefit to the client.

SECURITIES LENDING BY CLIENT

If a client lends securities, Sterling will vote the securities’ shares as reported to Broadridge by the client’s custodian.

PART C. OTHER INFORMATION

ITEM 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust dated April 29, 2011 is incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on Form N-1A (filed February 27, 2012).

(b)	Amended and Restated Bylaws dated April 23, 2007 are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(c)(1)	Article III, Article V, Article VIII, Section 4, and Article IX, Sections 1, 4, 5, and 7 of the Agreement and Declaration of Trust are incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(c)(2)	Article 9, Article 10, Section 6, Article 11 of the Bylaws are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(d)(1)	Investment Advisory Agreement between Registrant and Sterling Capital Management LLC dated October 1, 2010 is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 12 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2011).

(i)	Amendment to Investment Advisory Agreement dated February 23, 2012 is incorporated by reference to Exhibit (d)(1)(i) to Post-Effective Amendment No. 16 to the Registration Statement of the Registrant on Form N-1A (filed April 26, 2012).

(ii)	Amendment to Investment Advisory Agreement dated November 15, 2012 is incorporated by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 18 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2013).

(iii)	Amendment to Investment Advisory Agreement dated effective as of May 1, 2014 is filed herewith.

(e)	Not Applicable.

(f)	Not Applicable.

(g)(1)	Custody Agreement between Registrant and U.S. Bank N.A. dated August 31, 2006 incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed April 21, 2010).

(i)	Amendment to the Custody Agreement dated December 2, 2008 is incorporated by reference to Exhibit (g)(1)(i) to Post-Effective Amendment No. 8 to the Registration Statement of the Registrant on Form N-1A (filed February 27, 2009).

(ii)	Amendment to the Custody Agreement dated February 1, 2010 is incorporated by reference to Exhibit (g)(1)(ii) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed April 21, 2010).

(iii)	Amendment to the Custody Agreement dated May 1, 2010 is incorporated by reference to Exhibit (g)(1)(iii) to Post-Effective Amendment No. 12 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2011).

(iv)	Amendment to the Custody Agreement dated October 1, 2010 is incorporated by reference to Exhibit (g)(1)(i) to Post- Effective Amendment No. 13 to the Registration Statement on Form N-1A (filed April 28, 2011).

(h)(1)	Administration Agreement between Registrant and Sterling Capital Management LLC dated October 1, 2010 is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 12 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2011).

(i)	Amendment to Administration Agreement dated February 23, 2012 is incorporated by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 16 to the Registration Statement of the Registrant on Form N-1A (filed April 26, 2012).

(ii)	Amendment to Administration Agreement dated July 1, 2012 is incorporated by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 18 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2013).

(iii)	Amendment to Administration Agreement dated November 15, 2012 is incorporated by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 18 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2013).

(h)(2)	Amended and Restated Fund Participation Agreement between Registrant, Sterling Capital Management LLC and Hartford Life Insurance Company dated May 2, 2005 is incorporated by reference to exhibit (h)(2) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed April 21, 2010).

(h)(3)	Fund Participation Agreement between Registrant, Sterling Capital Management LLC and SunAmerica Annuity and Life Assurance Company (formerly AIG SunAmerica Life Assurance Company) dated October 7, 2005 is incorporated by reference to exhibit (h)(3) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed April 21, 2010).

(h)(4)	Sub-Administration Services Agreement between Sterling Capital Management LLC and BNY Mellon Investment Servicing (US) Inc. dated April 23, 2007 is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(i)	Amendment to Sub-Administration Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(ii)	Amended and Restated Exhibit A to Sub-Administration Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(5)(ii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(iii)	Amendment to Sub-Administration Services Agreement dated July 1, 2012 is incorporated by reference to Exhibit (h)(4)(iii) to Post-Effective Amendment No. 18 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2013).

(h)(5)	Transfer Agency and Blue Sky Services Agreement between Registrant and Sterling Capital Management LLC and BNY Mellon Investment Servicing (US) Inc. dated April 23, 2007 is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(i)	Amendment to Transfer Agency and Blue Sky Services Agreement dated April 23, 2007 is incorporated by reference to Exhibit (h)(6)(i) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed April 21, 2008).

(ii)	AlbridgeCentral Amendment to Transfer Agency and Blue Sky Services Agreement dated September 1, 2009 is incorporated by reference to Exhibit (h)(6)(ii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(iii)	Amendment to Transfer Agency and Blue Sky Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(6)(iii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(iv)	Amended and Restated Exhibit A to Transfer Agency and Blue Sky Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(6)(iv) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(v)	Amendment to Transfer Agency and Blue Sky Services Agreement dated July 1, 2012 is incorporated by reference to Exhibit (h)(5)(v) to Post-Effective Amendment No. 18 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2013).

(h)(6)	Accounting Services Agreement between Registrant and Sterling Capital Management LLC and BNY Mellon Investment Servicing (US) Inc. dated April 23, 2007 is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(i)	Amendment to Accounting Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(7)(i) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(ii)	Amended and Restated Exhibit A to Accounting Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(7)(ii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(iii)	Financial Statement Typesetting Services Amendment to the Accounting Services Agreement dated September 15, 2010 is incorporated by reference to Exhibit (h)(7)(iii) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (filed February 28, 2011).

(iv)	Amendment to Accounting Services Agreement dated July 1, 2012 is incorporated by reference to Exhibit (h)(6)(iv) to Post-Effective Amendment No. 18 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2013).

(h)(7)	Compliance Support Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated April 23, 2007 is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(i)	Amendment to Compliance Support Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(8)(i) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(ii)	Amended and Restated Exhibit B to Compliance Support Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(8)(ii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(iii)	Amendment to Compliance Support Services Agreement dated July 1, 2012 is incorporated by reference to Exhibit (h)(7)(iii) to Post-Effective Amendment No. 18 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2013).

(h)(8)	Participation Agreement between Registrant, Sterling Capital Management LLC and Nationwide Life Insurance Company dated March 5, 2007 is incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed April 21, 2010).

(i)	First Amendment to Participation Agreement between Registrant, Sterling Capital Management LLC and Nationwide Financial Services, Inc. dated August 28, 2009 is incorporated by reference to Exhibit (h)(9)(i) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed April 21, 2010).

(i)	Opinion of Ropes & Gray LLP is filed herewith.

(j)(1)	Consent of KPMG LLP is filed herewith.

(k)	Not applicable.

(l)	Form of Purchase Agreement is incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 2005).

(m)	Not applicable.

(n)	Not applicable.

(p)(1)	Code of Ethics for Sterling Capital Variable Insurance Funds (formerly BB&T Variable Insurance Funds) dated November 8, 1994 and amended November 15, 2012 is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 18 to the Registration Statement of the Registrant on Form N-1A (filed February 28, 2013).

(p)(2)	Code of Ethics for Sterling Capital Management LLC is filed herewith.

ITEM 29. Persons Controlled By or Under Common Control With Registrant.

Not applicable.

ITEM 30. Indemnification

Article VIII, Sections 1 and 2 of the Registrant’s Declaration of Trust provides as follows:

“Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involved such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Trust maintains a directors and officers liability insurance policy. In addition, certain officers and the interested trustee are covered by BB&T Corporation’s directors and officers liability insurance policy.

ITEM 31. Business and Other Connections of Investment Adviser

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Funds. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation (“BB&T”). Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of December 31, 2013, Sterling Capital had approximately $46 billion in assets under management.

BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C. In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature (other than service in subsidiaries of BB&T or in the Registrant) in which each director or senior officer of Sterling Capital is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partners, or trustee.

Name and Position with Sterling Capital	Other business, profession, vocation, or employment during the last two fiscal years
Robert Bridges, Executive Director and Portfolio Manager	Board of Directors of Bridges Investment Counsel, Inc.; Director of Bridges Investment Fund, Inc.; Director of Provident Trust Company

The principal business address of Bridges Investment Counsel, Inc. is 8401 West Dodge Road, Omaha, NE 68114.

ITEM 32. Principal Underwriter

Not Applicable.

ITEM 33. Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of:

(1)	Sterling Capital Variable Insurance Funds

434 Fayetteville Street, Fifth Floor

Raleigh, NC 27601

Attention: Secretary

(Registrant)

(2)	Sterling Capital Management LLC

Two Morrocroft Centre

4064 Colony Rd., Suite 300

Charlotte, NC 28211

Sterling Capital Management LLC

434 Fayetteville Street, Fifth Floor

Raleigh, NC 27601

Attention: Trust Investments

(Investment Adviser and Administrator)

(3)	U.S. Bank National Association

425 Walnut Street, M.L. CN-OH-W6TC

Cincinnati, OH 45202

(Custodian)

(4)	Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

(Declaration of Trust, Bylaws, Minutes Book, Fund Agreements)

(5)	BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

(Fund Accountant, Transfer Agent, and Sub-Administrator)

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

(a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest Annual Report to shareholders, upon request and without charge.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust dated April 29, 2011, as amended, of the Sterling Capital Variable Insurance Funds is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 21 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Massachusetts on this 28th day of April 2014.

STERLING CAPITAL VARIABLE INSURANCE FUNDS

/s/James T. Gillespie

* James T. Gillespie

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/James T. Gillespie	President	April 28, 2014
* James T. Gillespie

/s/James L. Roberts	Trustee	April 28, 2014
*James L. Roberts

/s/Thomas W. Lambeth	Trustee	April 28, 2014
*Thomas W. Lambeth

/s/Kenneth R. Cotner	Treasurer	April 28, 2014
*Kenneth R. Cotner

/s/Douglas R. Van Scoy	Trustee	April 28, 2014
*Douglas R. Van Scoy

/s/Drew T. Kagan	Trustee	April 28, 2014
*Drew T. Kagan

/s/Laura C. Bingham	Trustee	April 28, 2014
*Laura C. Bingham

/s/Alexander W. McAlister	Trustee	April 28, 2014
*Alexander W. McAlister

/s/Alan G. Priest	Trustee	April 28, 2014
*Alan G. Priest

By: /s/Margaret S. Moore

       Margaret S. Moore

*By Margaret S. Moore, solely in her capacity as Attorney-in-Fact, pursuant to powers of attorney filed herewith.

POWER OF ATTORNEY

James L. Roberts, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ James L. Roberts
James L. Roberts

POWER OF ATTORNEY

Thomas Willis Lambeth, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ Thomas Willis Lambeth
Thomas Willis Lambeth

POWER OF ATTORNEY

Kenneth R. Cotner, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller and Margaret S. Moore, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: December 1, 2012	/s/ Kenneth R. Cotner
Kenneth R. Cotner

POWER OF ATTORNEY

James T. Gillespie, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ James T. Gillespie
James T. Gillespie

POWER OF ATTORNEY

Douglas R. Van Scoy, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ Douglas R. Van Scoy
Douglas R. Van Scoy

POWER OF ATTORNEY

Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ Drew T. Kagan
Drew T. Kagan

POWER OF ATTORNEY

Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ Laura C. Bingham
Laura C. Bingham

POWER OF ATTORNEY

Alexander W. McAlister, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ Alexander W. McAlister
Alexander W. McAlister

POWER OF ATTORNEY

Alan G. Priest, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: July 1, 2012	/s/ Alan G. Priest
Alan G. Priest

EXHIBIT INDEX

(d)(1)(iii)	Amendment to Investment Advisory Agreement

(i)	Opinion of Ropes & Gray LLP

(j)(1)	Consent of KPMG LLP

(p)(2)	Code of Ethics of Sterling Capital Management LLC